ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       $658,012,000 (APPROXIMATE BALANCE)         MARCH 30, 2004
                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C1

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------

                                   APPROXIMATE   EXPECTED CREDIT       EXPECTED          EXPECTED
                EXPECTED RATING   FACE/NOTIONAL      SUPPORT       WEIGHTED AVERAGE       PAYMENT
    CLASS       FITCH / MOODY'S    AMOUNT (MM)     (% OF UPB)      LIFE (YEARS) (a)     WINDOW (a)
------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
------------------------------------------------------------------------------------------------------
  A-1               AAA/Aaa              $410.6      13.750%              4.27         05/04 - 04/09
  A-2               AAA/Aaa               190.4      13.750%              6.46         04/09 - 11/10
  B                  AA/Aa2                20.0      11.500%              6.65         11/10 - 12/10
  C                 AA-/Aa3                 7.8      10.625%              6.68         12/10 - 01/11
  D                   A/A2                 16.7       8.750%              6.74         01/11 - 01/11
  E                  A-/A3                 12.2       7.375%              6.74         01/11 - 01/11
------------------------------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (b)
------------------------------------------------------------------------------------------------------
  X-1 (c)           AAA/Aaa               892.2           NA
  X-2 (c)           AAA/Aaa               846.9           NA
  A -1A             AAA/Aaa               168.4      13.750%
  F                BBB+/Baa1               13.3       5.875%
  G                 BBB/Baa2                7.8       5.000%
  H                BBB-/Baa3                7.8       4.125%
  J                 BB+/Ba1                 5.5       3.500%
  K                  BB/Ba2                 3.3       3.125%
  L                 BB-/Ba3                 3.3       2.750%
  M                  B+/B1                  4.4       2.250%
  N                   B/B2                  3.3       1.875%
  O                  B-/B3                  3.3       1.500%
  P                    NR                  13.3       0.000%
               TOTAL SECURITIES:         $892.2
------------------------------------------------------------------------------------------------------

(a)   Calculated at 0% CPR.
(b)   Not offered hereby.
(c)   Notional amount of interest-only class.

KEY FEATURES:
-------------

Lead Manager:                    Goldman, Sachs & Co.
Co-Managers:                     Banc of America Securities LLC
                                 Greenwich Capital Markets, Inc.
                                 Merrill Lynch & Co.
                                 Wachovia Securities
Sellers/Originators:             Goldman Sachs Mortgage Company / Archon (76.8%)
                                 Prudential Mortgage Capital Funding, LLC /
                                 Prudential Mortgage
                                 Commerzbank AG, New York Branch (3.1%)
                                 Washington Mutual Bank, FA (1.8%)
Collateral:                      67 Mortgage Loans ($892,264,316)
Master Servicer:                 Wachovia Bank, National Association
Special Servicer:                Allied Capital Corporation
Trustee:                         Wells Fargo Bank,  NA
Pricing:                         April 2004
Closing:                         April 2004
Cut-Off Date:                    April 1st 2004
Distribution Date:               10th of each month, or following business day
                                 (commencing May 10, 2004)
Payment Delay:                   9 days
ERISA Eligible:                  Classes A-1, A-2, B, C, D, and E are expected
                                 to be ERISA eligible subject to certain
                                 conditions for eligibility.
Structure:                       Sequential pay
Day Count:                       30/360
Tax Treatment:                   REMIC
Rated Final Distribution Date:   October 2028
Clean up Call:                   1.0%
Minimum Denominations:           Publicly Offered Classes: $10,000 & $1
Delivery:                        DTC for publicly offered classes

--------------------------------------------------------------------------------

COLLATERAL FACTS (a):
---------------------
Cut-Off Date Loan Principal Balance:                                $892,264,316
Number of Mortgage Loans / Properties:                                  67 / 105
Average Mortgage Loan Cut-Off Date Balance:                          $13,317,378
Weighted Average Current Mortgage Rate:                                   5.019%
Weighted Average Loan U/W DSCR (b):                                        2.05x
Weighted Average Loan Cut-Off Date LTV Ratio (b):                         67.64%
Weighted Average Remaining Term to Maturity date (months):                    63
Weighted Average Remaining Amortization Term (months) (c):                   338
Prepayment Lockout / Defeasance as % of Total:                             82.4%
Balloon Loans as % of Total:                                              100.0%
Single Largest Asset as % of Total:                                         6.3%
Five Largest Assets as % of Total:                                         28.4%
Ten Largest Assets as % of Total:                                          44.8%

(a) Three (3) mortgage loans representing approximately 16.7% of the total pool are structured as pari passu companion loans. All LTV and DSCR numbers are based on the combined pari passu notes, unless otherwise noted.
(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.
(c) Excludes all full-term interest-only loans.

TEN LARGEST LOANS:
------------------

                                          CUT-OFF DATE    % BY LOAN                  UW
LOAN                                         BALANCE      POOL UPB       LTV        DSCR    PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------
Water Tower Place (a)                       $56,039,776      6.3%      55.66%        1.99x  Anchored Retail
Foothills Mall                               54,750,000      6.1       75.37         1.90   Anchored Retail
One Briarlake Plaza                          50,000,000      5.6       67.57         2.12   Office
DDR Portfolio (a)                            48,915,252      5.5       58.98         2.20   Anchored Retail
237 Park Avenue                              44,000,000      4.9       64.78         1.52   Office
Willow Wood III & IV                         40,000,000      4.5       74.07         2.67   Office
Hyatt Regency Dearborn                       32,500,000      3.6       46.43         1.64   Hotel
Rechler Industrial Portfolio II (7-year)     26,593,085      3.0       61.62         1.75   Industrial
Rechler Industrial Portfolio I (5-year)      23,697,944      2.7       62.02         1.88   Industrial
StoneRidge Plaza                             23,626,670      2.6       66.18         1.65   Anchored Retail
                                             ----------      ---       -----         ----
  TOTAL/WTD. AVG.                          $400,122,727     44.8%      63.74%        1.96x
---------------------------------------------------------------------------------------------------------------

(a) These loans are shadow rated investment grade by Fitch and Moody's.

SELECTED LOAN DATA:
-------------------

                                 NUMBER OF                  LOAN POOL CUT-OFF DATE BALANCE
                                 MORTGAGED     -----------------------------------------------------------
  GEOGRAPHIC DISTRIBUTION        PROPERTIES         (MM)          % BY UPB           WTD. AVG. UWDSCR
----------------------------------------------------------------------------------------------------------
Texas                                12           $118.0             13.2%                 1.95x
New York                             31            100.7             11.3                  1.69
California (a)                        9             91.2             10.2                  2.17
Arizona                               4             78.4              8.8                  1.99
Illinois                              3             67.9              7.6                  2.07
Florida                               6             66.8              7.5                  2.00
Virginia                              3             63.0              7.1                  2.50
North Carolina                        7             57.7              6.5                  2.34
Ohio                                  4             46.9              5.3                  1.66
Minnesota                             7             42.5              4.8                  2.45
Other (b)                            19            159.2             17.8                  2.01
                                     --            -----             ----                  ----
  TOTAL / WTD. AVG                  105           $892.3            100.0%                 2.05x
----------------------------------------------------------------------------------------------------------

(a) Five (5) properties for a total of $40.3 million (4.5% UPB) are located in northern California and four (4) properties for a total of $51.0 million (5.7% UPB) are located in southern California.
(b) Includes 11 states.

                                 NUMBER OF                  LOAN POOL CUT-OFF DATE BALANCE
                                 MORTGAGED    ------------------------------------------------------------
  PROPERTY TYPE                  PROPERTIES         (MM)          % BY UPB           WTD. AVG. UWDSCR
----------------------------------------------------------------------------------------------------------
Anchored Retail                        30         $327.2             36.7%               2.18x
Office                                 13          274.8             30.8                2.11
Multifamily                            23          168.4             18.9                1.87
Industrial                             37           84.9              9.5                1.85
Hotel                                   1           32.5              3.6                1.64
Self-Storage                            1            4.4              0.5                1.45
                                        -            ---              ---                ----
  TOTAL / WTD. AVG                    105         $892.3            100.0%               2.05x
----------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

MORTGAGE POOL OVERVIEW

COLLATERAL FACTS                                                 LOAN GROUP 1 (a)        LOAN GROUP 2 (b)         AGGREGATE POOL
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Loan Principal Balance:                                 $723,816,656            $168,447,660           $892,264,316
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans / Properties (a):                                44 / 82                 23 / 23               67 / 105
------------------------------------------------------------------------------------------------------------------------------------
Average Mortgage Loan Cut-Off Date Balance:                           $16,450,379              $7,323,811            $13,317,378
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Current Mortgage Rate:                                    5.064%                  4.826%                 5.019%
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Loan U/W DSCR:                                             2.09x                   1.87x                  2.05x
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Loan Cut-Off Date LTV Ratio:                              65.59%                  76.43%                 67.64%
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity Date (months):                     65                      56                     63
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Amortization Term (months):                        338                     357                    338
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance as % of Total:                                         80.5%                   90.4%                  82.4%
------------------------------------------------------------------------------------------------------------------------------------
Balloon Loans as a % of Total:                                               100%                    100%                   100%
------------------------------------------------------------------------------------------------------------------------------------
Single Largest Asset as % of Total:                                          7.7%                   13.7%                   6.3%
------------------------------------------------------------------------------------------------------------------------------------
Five Largest Assets as % of Total:                                          35.1%                   42.8%                  28.4%
------------------------------------------------------------------------------------------------------------------------------------
Ten Largest Assets as % of Total:                                           55.3%                   66.7%                  44.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Loan Group 1 includes 44 non-multifamily loans.
(b)  Loan Group 2 contains 23 multifamily loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o Loan Group 1 is comprised of 44 loans. Loan Group 2 is comprised of 23 loans. All payments received will be allocated either to Loan Group 1 or Loan Group 2.

o Generally, the interest from the Available Distribution Amount related to Loan Group 1 will be used to pay interest to A-1 and A-2, pro rata, until paid in full. Generally, the interest from the Available Distribution Amount related to Loan Group 2 will be used to pay interest to the A-1A, until paid in full. Generally, any remaining Available Distribution Amount will be used to pay interest to X-1 and X-2, pro rata, until paid in full.

o Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay principal to A-1 and A-2 in that order, until paid in full, then to pay principal to A-1A until paid in full. Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay principal to A-1A until paid in full, then to pay principal to A-1 and A-2 in that order, until paid in full.

o After A-1, A-2, A-1A, X-1 and X-2 are paid all amounts to which they are entitled, the remaining Available Distribution Amount related to both groups will be used to pay interest and, after A-1, A-2 and A-1A are paid in full, principal sequentially to B, C, D, E, F, G, H, J, K, L, M, N, O and P.

o Each other class will be subordinate to the Class A-1, A-2, A-1A, X-1 and X-2 certificates and to each principal balance class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, A-1A, X-1 and X-2 certificates will be of equal priority.

o   All classes will pay interest on a 30/360 basis.

o Principal losses will be allocated in reverse alphabetical order to the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, and then pro-rata to the Class A-1, A-2 and A-1A certificates regardless of Loan Group.

o The Master Servicer will cover prepayment interest shortfalls on the loans (other than specially serviced loans) up to a specified portion of the master servicing fee. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and, in certain circumstances, X-2 certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (a)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:
----------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related certificate then entitled to principal distributions and the Class X-1 certificate as follows:

    o percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the certificates then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction the numerator of which is the amount of principal distributed to such class that was collected from the same loan group as the prepayment premium, and the denominator of which is the total amount of principal collected from the same loan group as the prepayment premium and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the class of certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess, if any, of the mortgage rate of the related mortgage loan over the discount rate.

               ----------------------------------------------------------
               Prepayment             (Pass-Through Rate - Discount Rate)
               Premium Allocation  =  -----------------------------------
               Percentage               (Mortgage Rate - Discount Rate)
               ----------------------------------------------------------

    o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.

    o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the certificate then entitled to principal distributions relative to the class X-1 certificate as discount rates decrease and a decrease in the allocation to such classes as discount rates rise.

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
Mortgage Rate                                 =  6%
Pass-Through Rate                             =  5%
Treasury Rate (or Applicable Discount Rate)   =  4%
% of Principal Distributed to Class           =  100%

        BOND CLASS ALLOCATION           CLASS X-1 ALLOCATION
        ------------------------------------------------------------------------
        5% - 4% x 100% = 50%            Receives excess premiums = 50% thereof
        -------
        6% - 4%

(a) For further information regarding the allocation of prepayment premiums, refer to the prospectus supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (a) (b)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                     AGGREGATE POOL
------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           MAY       MAY         MAY       MAY         MAY       MAY         MAY       MAY
RESTRICTIONS                        2004       2005       2006       2007       2008       2009       2010       2011
------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance            100.00%    100.00%     86.39%     81.00%     61.94%     65.51%     62.40%      0.00%
> of YM or 1%                        0.00%      0.00%     13.61%     17.18%     19.20%     34.49%      9.91%      0.00%
Open                                 0.00%      0.00%      0.00%      1.82%     18.87%      0.00%     27.69%      0.00%
------------------------------------------------------------------------------------------------------------------------
TOTAL                              100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%      0.00%
Balance of Mortgage Loans ($mm)     892.26     887.91     883.32     878.26     758.80     313.18     309.90       0.00
% OF CUT-OFF BALANCE               100.00%     99.51%     99.00%     98.43%     85.04%     35.10%     34.73%      0.00%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                       LOAN GROUP 1
------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           MAY       MAY         MAY       MAY         MAY       MAY         MAY       MAY
RESTRICTIONS                        2004       2005       2006       2007       2008       2009       2010       2011
------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance            100.00%    100.00%     85.45%     78.78%     57.09%     65.51%     62.40%      0.00%
> of YM or 1%                        0.00%      0.00%     14.55%     18.97%     22.79%     34.49%      9.91%      0.00%
Open                                 0.00%      0.00%      0.00%      2.25%     20.12%      0.00%     27.69%      0.00%
------------------------------------------------------------------------------------------------------------------------
TOTAL                              100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%      0.00%
Balance of Mortgage Loans ($mm)     723.82     719.50     714.95     709.93     605.65     313.18     309.90       0.00
% OF CUT-OFF BALANCE               100.00%     99.40%     98.78%     98.08%     83.67%     43.27%     42.81%      0.00%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                      LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           MAY       MAY         MAY       MAY         MAY       MAY         MAY       MAY
RESTRICTIONS                        2004       2005       2006       2007       2008       2009       2010       2011
------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance            100.00%    100.00%     90.36%     90.36%     81.11%      0.00%      0.00%      0.00%
> of YM or 1%                        0.00%      0.00%      9.64%      9.64%      4.98%      0.00%      0.00%      0.00%
Open                                 0.00%      0.00%      0.00%      0.00%     13.91%      0.00%      0.00%      0.00%
------------------------------------------------------------------------------------------------------------------------
TOTAL                              100.00%    100.00%    100.00%    100.00%    100.00%      0.00%      0.00%      0.00%
Balance of Mortgage Loans ($mm)     168.45     168.41     168.37     168.33     153.16       0.00       0.00       0.00
% OF CUT-OFF BALANCE               100.00%     99.98%     99.95%     99.93%     90.92%      0.00%      0.00%      0.00%
------------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions as described in the prospectus supplement.
(b)  Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)

  (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND YIELD
               MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRs)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PREPAYMENT ASSUMPTIONS (CPR)
           0% CPR        25% CPR        50% CPR        75% CPR      100% CPR
--------------------------------------------------------------------------------
A-1          4.27          4.25           4.23           4.20          3.99
A-2          6.46          6.44           6.41           6.37          6.15
B            6.65          6.63           6.60           6.57          6.40
C            6.68          6.65           6.65           6.62          6.44
D            6.74          6.72           6.69           6.65          6.49
E            6.74          6.74           6.74           6.72          6.49
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         [MAP OF UNITED STATES OMITTED]

                          Texas                  13.2%
                          New York               11.3%
                          California (a)         10.2%
                          Arizona                 8.8%
                          Illinois                7.6%
                          Florida                 7.5%
                          Virginia                7.1%
                          North Carolina          6.5%
                          Ohio                    5.3%
                          Minnesota               4.8%
                          Michigan                4.3%
                          Colorado                3.1%
                          Nevada                  2.4%
                          Wisconsin               2.3%
                          Maryland                1.8%
                          Alabama                 1.0%
                          Idaho                   1.0%
                          Georgia                 0.6%
                          Pennsylvania            0.5%
                          Mississippi             0.4%
                          South Carolina          0.4%

                               [PIE CHART OMITTED]

                          Anchored Retail        36.7%
                          Office                 30.8%
                          Multifamily            18.9%
                          Industrial              9.5%
                          Hotel                   3.6%
                          Self-Storage            0.5%

(a) Includes 5 properties located in northern California (4.5% of the total pool) and 4 properties located in southern California (5.7% of the total pool).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                                 COLLATERAL DATA
--------------------------------------------------------------------------------

DISTRIBUTION OF DSCR
---------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF
                                            NUMBER OF                                AGGREGATE CUT-OFF
 RANGE OF DSCR (x)                       MORTGAGE LOANS       CUT-OFF DATE BALANCE      DATE BALANCE
---------------------------------------------------------------------------------------------------------
1.38 - 1.59                                      9                    101,638,731          11.4%
1.60 - 1.69                                      4                     72,772,529           8.2
1.70 - 1.79                                      6                     90,643,085          10.2
1.80 - 1.99                                     16                    206,024,720          23.1
2.00 - 2.19                                     15                    173,925,000          19.5
2.20 - 2.49                                      7                    132,040,252          14.8
2.50 - 2.99                                      6                     84,495,000           9.5
3.00 - 3.39                                      1                      7,425,000           0.8
3.40 - 3.44                                      3                     23,300,000           2.6
                                                 -                     ----------           ---
  Total                                         67                   $892,264,316         100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF
                                            NUMBER OF                                AGGREGATE CUT-OFF
 CUT-OFF DATE PRINCIPAL BALANCE ($)      MORTGAGE LOANS      CUT-OFF DATE BALANCE      DATE BALANCE
---------------------------------------------------------------------------------------------------------
1,200,000 - 2,999,999                            6                  $14,937,625              1.7%
3,000,000 - 4,999,999                            9                   35,870,908              4.0
5,000,000 - 6,999,999                           12                   72,944,356              8.2
7,000,000 - 9,999,999                           16                  133,908,316             15.0
10,000,000 - 14,999,999                          5                   68,955,383              7.7
15,000,000 - 17,999,999                          5                   78,325,000              8.8
18,000,000 - 29,999,999                          7                  161,117,700             18.1
30,000,000 - 56,039,776                          7                  326,205,027             36.6
                                                 -                 ------------             ----
  TOTAL                                         67                 $892,264,316            100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF AMORTIZATION TYPE
---------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF
                                            NUMBER OF                                AGGREGATE CUT-OFF
 AMORTIZATION TYPE                       MORTGAGE LOANS      CUT-OFF DATE BALANCE      DATE BALANCE
---------------------------------------------------------------------------------------------------------
Interest Only                                   51                 $574,127,000             64.3%
Amortizing                                      14                  270,637,316             30.3
Interest Only, Then Amortizing                   2                   47,500,000              5.3
                                                 -                  -----------              ---
  TOTAL                                         67                 $892,264,316            100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
---------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF
                                            NUMBER OF                                AGGREGATE CUT-OFF
 LOCATION                                MORTGAGE LOANS      CUT-OFF DATE BALANCE      DATE BALANCE
---------------------------------------------------------------------------------------------------------
Texas                                           12                 $117,955,017             13.2%
New York                                        31                  100,691,029             11.3
California (a)                                   9                   91,237,824             10.2
Arizona                                          4                   78,350,000              8.8
Illinois                                         3                   67,883,684              7.6
Florida                                          6                   66,757,712              7.5
Virginia                                         3                   63,000,000              7.1
North Carolina                                   7                   57,669,999              6.5
Ohio                                             4                   46,930,246              5.3
Minnesota                                        7                   42,545,000              4.8
Michigan                                         3                   38,076,339              4.3
Colorado                                         2                   28,000,000              3.1
Nevada                                           3                   21,030,383              2.4
Wisconsin                                        4                   20,312,000              2.3
Maryland                                         1                   16,000,000              1.8
Alabama                                          1                    9,359,118              1.0
Idaho                                            1                    8,641,695              1.0
Georgia                                          1                    5,600,000              0.6
Pennsylvania                                     1                    4,300,000              0.5
Mississippi                                      1                    3,978,441              0.4
South Carolina                                   1                    3,945,830              0.4
                                                 -                    ---------              ---
  TOTAL                                        105                 $892,264,316            100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF LTV RATIOS AT CUT-OFF DATE
---------------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE OF
                                         NUMBER OF                               AGGREGATE CUT-OFF DATE
 RANGE OF LTV (%)                      MORTGAGE LOANS      CUT-OFF DATE BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------
46.43 - 54.99                                 9                    $86,985,660             9.7%
55.00 - 59.99                                 5                    133,580,027            15.0
60.00 - 64.99                                 4                     96,791,029            10.8
65.00 - 69.99                                 7                    128,238,785            14.4
70.00 - 74.99                                19                    189,693,083            21.3
75.00 - 79.99                                21                    240,875,732            27.0
80.00 - 82.77                                 2                     16,100,000             1.8
                                              -                     ----------             ---
  TOTAL                                      67                   $892,264,316           100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF MORTGAGE INTEREST RATE (%)
---------------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE OF
                                         NUMBER OF                               AGGREGATE CUT-OFF DATE
 RANGE OF MORTGAGE RATES (%)           MORTGAGE LOANS      CUT-OFF DATE BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------
4.200% - 4.500%                              13                   $176,840,252            19.8%
4.501% - 5.000%                              25                    282,721,776            31.7
5.001% - 5.500%                              18                    259,610,402            29.1
5.501% - 6.060%                              11                    173,091,887            19.4
                                             --                   ------------            ----
TOTAL                                        67                   $892,264,316           100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF REMAINING AMORTIZATION TERMS
---------------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE OF
 RANGE OF REMAINING AMORTIZATION         NUMBER OF                               AGGREGATE CUT-OFF DATE
 TERMS (MOS)                           MORTGAGE LOANS      CUT-OFF DATE BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------
Interest Only                                51                   $574,127,000            64.3%
288 - 300                                     4                     88,426,125             9.9
325 - 359                                    10                    182,211,191            20.4
360 - 360                                     2                     47,500,000             5.3
                                              -                    -----------             ---
  TOTAL                                      67                   $892,264,316           100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
---------------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE OF
 RANGE OF ORIGINAL TERMS TO              NUMBER OF                               AGGREGATE CUT-OFF DATE
 MATURITY (MOS)                        MORTGAGE LOANS      CUT-OFF DATE BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------
56 - 59                                      1                     $48,915,252             5.5%
60 - 60                                      44                    517,488,062            58.0
84 - 85                                      22                    325,861,002            36.5
                                             --                   ------------            ----
  TOTAL                                      67                   $892,264,316           100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF REMAINING TERMS TO MATURITY
---------------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE OF
 RANGE OF REMAINING TERMS TO             NUMBER OF                               AGGREGATE CUT-OFF DATE
 MATURITY (MOS)                        MORTGAGE LOANS      CUT-OFF DATE BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------
47 - 55                                      24                   $345,322,252            38.7%
56 - 60                                      21                    221,081,062            24.8
70 - 80                                      11                    223,247,628            25.0
81 - 84                                      11                    102,613,375            11.5
                                             --                   ------------            ----
  TOTAL                                      67                   $892,264,316           100.0%
---------------------------------------------------------------------------------------------------------

DISTRIBUTION OF PREPAYMENT PROVISIONS
---------------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE OF
                                         NUMBER OF                               AGGREGATE CUT-OFF DATE
 PREPAYMENT PROVISIONS                 MORTGAGE LOANS      CUT-OFF DATE BALANCE          BALANCE
---------------------------------------------------------------------------------------------------------
 Defeasance                                  54                   $735,100,408            82.4%
 Greater of YM or 1% of UPB                  12                    107,163,908            12.0
 Yield Maintenance                            1                     50,000,000             5.6
                                              -                    -----------             ---
  TOTAL                                      67                   $892,264,316           100.0%
---------------------------------------------------------------------------------------------------------

(a) Includes 5 properties located in northern California (4.5% of the total pool) and 4 properties located in southern California (5.7% of the total pool).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             WATER TOWER PLACE LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                     ORIGINAL                  CUT-OFF DATE
                                     --------                  ------------
BALANCE:                             $56,500,000(1)            $56,039,776

SHADOW RATING:(2)                    A-/A3 (Fitch/Moody's)

% OF POOL BY UPB:                    6.3%

ORIGINATION DATE:                    August 21, 2003

CO-ORIGINATORS:                      Archon Financial, L.P. (50%) Commerzbank
                                     AG, New York Branch (50%)

COUPON:                              4.970%

INTEREST ACCRUAL:                    Actual/360

ORIGINAL TERM:                       84 months

AMORTIZATION:                        360 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       September 1, 2010

SPONSOR:                             The Rouse Company

BORROWER:                            Water Tower LLC

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.

CUT-OFF DATE LOAN PSF(1):            $227

UP-FRONT RESERVES:                   NAP

ONGOING/SPRINGING RESERVES(3):       Springing Reserves for Taxes, Insurance,
                                     Capital Expenditures and TI/LC

CASH MANAGEMENT:                     Hard Lockbox(4)

ADDITIONAL SECURED/
MEZZANINE DEBT:                      None permitted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Anchored Retail

PROPERTY LOCATION:                   Chicago, Illinois

OCCUPANCY:                           96.0% (Retail)/97.0% (Office)

OCCUPANCY AS OF DATE:                January 31, 2004

YEAR BUILT:                          1975

YEAR RENOVATED:                      2003

COLLATERAL:                          The collateral consists of a 727,883 SF
                                     vertical shopping mall, a 697-space parking facility and 93,841 SF of office space within a 9-floor and 74-floor development located in Chicago, Illinois.

PROPERTY MANAGEMENT:                 Rouse Property Management, Inc.

APPRAISED VALUE:                     $335,000,000

APPRAISAL VALUE DATE:                August 1, 2003

CUT-OFF DATE LTV(1):                 55.66%

BALLOON LTV(1):                      49.65%

U/W NOI:                             $25,026,209

U/W NCF:                             $24,040,260

CURRENT ANNUAL DEBT SERVICE(1):      $12,069,366

U/W NOI DSCR(1):                     2.07x

U/W NCF DSCR(1):                     1.99x
--------------------------------------------------------------------------------

---------------------------------------

(1) The $56,500,000 mortgage loan represents 2 pari passu notes in an $188,000,000 first mortgage loan in split loan structure comprised of 6 pari passu notes. Four (4) of such notes (2 with an original loan amount of $37,500,000 and 2 with an original loan amount of $28,250,000) are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the total $188,000,000 financing.

(2) As indicated by the rating agencies based on their respective methodologies which may take into account the benefit of pooling.

(3)   See "Reserves" below.

(4)   See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The largest loan (the "Water Tower Place Loan"), representing approximately 6.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with principal balance as of the cut-off date of $56,039,776, is a 7-year balloon loan that has a maturity date of September 1, 2010, and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Water Tower Place Loan was jointly originated 50% by Archon Financial, L.P. and 50% by Commerzbank AG, New York Branch ("Commerzbank"), and the loan sellers on the Water Tower Place Loan are Goldman Sachs Mortgage Company and Commerzbank. The Water Tower Place Loan is secured by, among other things, a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Water Tower Place Property.

      The Water Tower Place Loan consists of 2 of 6 pari passu mortgage notes totaling $188,000,000. The other mortgage notes secured by the Water Tower Place Property are each pari passu in right of payment to the Water Tower Place Loan (such other notes are collectively referred to as the "Water Tower Place Companion Loans", and together with the Water Tower Place Loan, the "Water Tower Place Whole Loan"). Two (2) of the Water Tower Place Companion Loans each have an original principal balance of $37,500,000 and two of the Water Tower Place Companion Loans each have an original principal balance of $28,250,000 and each Water Tower Place Companion Loan has the same interest rate, maturity date and amortization term as the Water Tower Place Loan. Only the Water Tower Place Loan is included in the trust. The A-1 Note and A-2 Note were contributed to GMACCM 2003-C3 and the A-5 Note and A-6 Note are currently held by the originators but are expected to be included in a future securitization. The Water Tower Place Loan and the Water Tower Place Pari Passu Companion Loans (together, the "Water Tower Place Whole Loan") are governed by a intercreditor agreement and will be serviced pursuant to the terms of the GMACCM 2003-C3 pooling and servicing agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Non-Serviced Loans" and "The Pooling Agreement - Servicing of the Non-Serviced Loans."

      The Borrower. The borrower under the Water Tower Place Loan, Water Tower LLC, is a Delaware limited liability company that is a special purpose entity sponsored by The Rouse Company (rated "Baa3/BBB" by Moody's and S&P, respectively) which is a partner in the joint venture that owns the borrower along with RREEF, which is the fund manager for 45% of the joint venture.

      The Property. The property securing the Water Tower Place Loan (the "Water Tower Place Property") consists of the retail, office and parking portions of an approximately 3.1 million square foot, 74-story and 9-story mixed-use complex known as Water Tower Place located on the North Michigan Avenue in Chicago, Illinois. The collateral consists of (i) an approximately 727,883 square foot vertical shopping mall anchored by Marshall Field's and Lord & Taylor and located on levels 1 through 8 of the structures, (ii) a 697-space parking facility on four sub-grade levels, and (iii) approximately 93,841 NRSF of office space located on the ninth level. The 74-story tower also includes a 22-story Ritz-Carlton Hotel with 435 rooms and a 40-story residential condominium tower, neither of which are part of the collateral.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.


This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Major Tenant Summary. The following table shows certain information regarding the ten largest retail tenants of the Water Tower Place Property:

    TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                            CREDIT RATING             % OF                       % OF TOTAL    ANNUALIZED U/W
                           (FITCH/MOODY'S/   TENANT   TOTAL   ANNUALIZED U/W   ANNUALIZED U/W    BASE RENT           LEASE
        TENANT                 S&P)(2)        NRSF     NRSF      BASE RENT      BASE RENT(3)      (PSF)(4)         EXPIRATION
-------------------------  ---------------  -------   -------  --------------  --------------  --------------  ---------------------
Marshall Field's               A/A2/A+      288,802    39.7%      $2,901,241        15.2%          $10.05      1/31/2011
Lord & Taylor               BBB+/Baa1/BBB+  138,241    19.0        1,091,884         5.7             7.90      12/31/2010
The Gap                      BB-/Ba3/BB+     15,947     2.2          995,961         5.2            62.45      6/30/2005, 4/30/2006
Abercrombie & Fitch            NR/NR/NR      16,507     2.3          756,095         4.0            45.80      12/31/2008, 6/30/2010
The Limited                  NR/Baa1/BBB+    16,041     2.2          701,805         3.7            43.75      1/31/2005, 1/31/2006
Express                      NR/Baa1/BBB+    10,909     1.5          604,217         3.2            55.39      1/31/2006, 1/31/2013
Banana Republic              BB-/Ba3/BB+      7,393     1.0          586,251         3.1            79.30      2/28/2005
Foodlife                       NR/NR/NR      24,278     3.3          583,110         3.1            24.02      4/30/2008, 2/29/2004
Victoria's Secret            NR/Baa1/BBB+    10,661     1.5          534,840         2.8            50.17      1/31/2007, 1/31/2011
Structure (Express Men)      NR/Baa1/BBB+    10,661     1.5          396,056         2.1            37.15      1/31/2006
                                            -------   ------     -----------      -------
TOTAL/AVERAGE:                              539,440    74.1%      $9,151,460        47.9%          $16.96
                                            =======   ======     ===========      =======
Remaining Tenants                           159,008    21.8        9,943,588        52.1            62.54
Vacant                                       29,435     4.0                0         0.0             0.00
                                            -------   ------     -----------      -------
TOTAL/AVERAGE ALL TENANTS                   727,883   100.0%     $19,095,048       100.0%          $26.23
                                            =======   ======     ===========      =======

---------------------------------------
(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total retail space Annualized U/W Base Rent.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation under the leases.

      The largest office tenant by annualized underwritten base rent is WT Surgicenter, occupying approximately 18,675 SF, with rent of $767,340, representing approximately 3.4% of the total annualized underwritten base rent. WT Surgicenter is an Illinois state licensed facility specializing in outpatient surgery. No other office tenant accounts for more than 0.9% of the annualized underwritten base rent.

      Lease Expiration. The following table shows the lease expiration schedule for the mall shop space at the Water Tower Place Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                    CUMULATIVE % OF TOTAL
    YEAR ENDING DECEMBER 31,         EXPIRING (NRSF)          % OF TOTAL NRSF               NRSF
    ------------------------         ---------------          ---------------               ----
2004                                         12,967                1.8%                     1.8%
2005                                         29,512                4.1                      5.8%
2006                                         34,927                4.8                     10.6%
2007                                         25,403                3.5                     14.1%
2008                                         45,787                6.3                     20.4%
2009                                         12,462                1.7                     22.1%
2010                                        174,697               24.0                     46.1%
2011                                        306,714               42.1                     88.3%
2012                                         19,557                2.7                     91.0%
2013                                         13,847                1.9                     92.9%
2014                                         12,181                1.7                     94.5%
2015 & Thereafter                            10,394                1.4                     96.0%
                                            -------              -----                     -----
Vacant                                       29,435                4.0                    100.0%
TOTAL/AVERAGE:                              727,883              100.0%
                                            =======              =====

                                    ANNUALIZED U/W BASE       APPROXIMATE % OF       ANNUALIZED U/W
    YEAR ENDING DECEMBER 31,                RENT            TOTAL U/W BASE RENT      BASE RENT PSF
    ------------------------                ----            -------------------      -------------
2004                               $       1,096,809               5.7%            $     84.58
2005                                       1,728,858               9.1             $     58.58
2006                                       1,807,210               9.5             $     51.74
2007                                       1,368,375               7.2             $     53.87
2008                                       1,442,351               7.6             $     31.50
2009                                         794,660               4.2             $     63.77
2010                                       3,327,199              17.4             $     19.05
2011                                       4,124,397              21.6             $     13.45
2012                                       1,420,455               7.4             $     72.63
2013                                         870,815               4.6             $     62.89
2014                                         750,129               3.9             $     61.58
2015 & Thereafter                            363,790               1.9             $     35.00
Vacant                                             0               0.0             $      0.00
------                             -----------------             -----             -----------
TOTAL/AVERAGE:                     $      19,095,048             100.0%            $     26.23
                                   =================             =====             ===========

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Reserves. Springing reserves for taxes, insurance, capital expenditures and tenant improvements and leasing commissions are required monthly during at any time the net operating income debt-service coverage ratio for the prior 12-month period, measured as of the last day of each fiscal quarter, is less than 1.50x until the net operating income debt-service coverage ratio for the prior 12-month period, measured as of the last day of each fiscal quarter, is at least equal to 1.50x for two consecutive 12-month periods (a "Water Tower Place Cash Trap Period"). Upon the occurrence of a Water Tower Place Cash Trap Period, the borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and annual insurance premiums into a tax and insurance escrow account, (2) an amount of $25,000 into a tenant improvement and leasing commission reserve account and (3) an amount of $14,000 in the capital expenditures reserve account.

      With respect to the lease with Drury Lane Productions, Inc., the borrower will be the beneficiary of a letter of credit in the amount of $1,750,000 delivered by the tenant to secure unfunded tenant improvement obligations. Under the terms of the loan agreement, the borrower is required to pledge such letter of credit as additional collateral for the Water Tower Place Whole Loan prior to making any payment to the tenant in respect of tenant improvements. The borrower is required to deposit all proceeds of the letter of credit into the tenant improvement and leasing commission reserve unless the DCSR at such time is greater than 2.00x. At least $1,000,000 of such letter of credit proceeds are required to be used in connection with the retenanting of the space currently leased by Drury Lane Productions, Inc.

      Guaranty. In connection with the origination of the Water Tower Place Loan, The Rouse Company delivered a guarantee in favor of the lender with respect to the borrower's obligations to (1) complete certain repairs and tenant improvements with an estimated cost of $7,795,000, including an estimated $4,300,000 for remediation of bowed marble panels at the Water Tower Place Property and an estimated $1,750,000 for tenant improvements at the Drury Lane Theaters and (2) indemnification and reimbursement for any violation of a reciprocal easement agreement. The sellers have been informed by the borrower that the borrower may be in violation of the reciprocal easement agreement as a result of the closure of the automobile access to the hotel after September 11, 2001 through and under the Water Tower Place Property in light of security concerns, however, the sellers have no knowledge that the hotel has taken any legal actions to enforce its rights.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism. The terrorism coverage is required in an amount equal to the greater of (x) the original principal amount of the Water Tower Place Loan and (y) the maximum amount of terrorism coverage available for a premium of $300,000 (subject to an increase of 5% per year), provided that (a) the borrower is not required to maintain terrorism coverage in an amount greater than the insurable value of the Water Tower Place Property plus related business interruption coverage and (b) if the premium for the required terrorism coverage would exceed 150% of the premium limit described in clause (y) above, the borrower is only required to purchase the greatest amount of terrorism coverage that may be obtained for 150% of such premium.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a sweep account controlled by the lender and to direct all tenants to make payments directly to such sweep account. Funds in the sweep account are transferred to a lender controlled cash management account on each business day. So long as no Water Tower Place Cash Trap Period exists, funds are swept daily from a cash management account to the borrower. After the occurrence and during the continuation of a Water Tower Place Cash Trap Period, provided no event of default exists under the loan documents, all funds in excess of certain required reserve amounts and the monthly debt service payment will be released daily to the borrower.

      Mezzanine Loan:  None permitted.

      Additional Debt: None permitted except trade payables in an amount less than 3% of the loan amount for the Water Tower Place Whole Loan and ordinary course contractual indemnity obligations.

      Permitted Transfers. Transfers of 50% or more of the borrower's equity interests are permitted so long as such transfer is to (a) its sponsor, (b) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension fund or pension advisory, mutual fund, government entity or plan,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case such entity meets certain minimum net worth requirements and is regularly engaged in the business of owning interests (either directly or through funds under management) in regional malls, or (c) any other entity with respect to which a rating confirmation is received. In addition, under certain circumstances specified in the loan documents, up to 53% of the equity interest in the borrower may be held by an entity other than the sponsor without constituting a prohibited change of control.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                               FOOTHILLS MALL LOAN

--------------------------------------------------------------------------------
                                   LOAN INFORMATION
--------------------------------------------------------------------------------
                                     ORIGINAL                 CUT-OFF DATE
                                     --------                 ------------
BALANCE: (1)                         $54,750,000              $54,750,000

% OF POOL BY UPB:                    6.1%

ORIGINATION DATE:                    October 30, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              5.09%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       60 months

AMORTIZATION:                        Interest-only

OWNERSHIP INTEREST:                  Fee simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       November 1, 2008

SPONSOR:                             Larry Feldman

BORROWER:                            Foothills Mall LLC

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.

CUT-OFF DATE LOAN PSF:               $109(2)

UP-FRONT RESERVES:                   Tax: $107,529; Insurance: $101,211;
                                     Deferred Maintenance: $87,450;
                                     Replacement Reserve: $10,476;
                                     TI/LC: $37,779; Leasing Escrow:
                                     $3,907,142(3)

ONGOING / SPRINGING RESERVES:        Ongoing Tax, Insurance, Replacement
                                     Reserves, TI/LC(3)

CASH MANAGEMENT:                     None required

ADDITIONAL SECURED / MEZZANINE
DEBT:                                $6,450,000 original mezzanine loan(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Anchored Retail

PROPERTY LOCATION:                   Tucson, Arizona

OCCUPANCY:                           92.3%

OCCUPANCY AS OF DATE:                December 31, 2003

YEAR BUILT:                          1982

YEAR RENOVATED:                      1997, 2000

COLLATERAL:                          The collateral consists of a
                                     newly-redeveloped shopping mall containing
                                     484,009 sf with 16,300 SF of additional
                                     space currently under construction. The
                                     subject is anchored by Loews/Cineplex
                                     Odeon-15, Linens 'N Things, and Barnes &
                                     Noble Booksellers.

PROPERTY MANAGEMENT:                 Feldman Equities Management LLC

APPRAISED VALUE(5):                  $68,000,000

APPRAISAL VALUE DATE:                October 24, 2003

CUT-OFF DATE LTV: (1)                75.37%

BALLOON LTV: (6)                     69.30%

U/W NOI:                             $5,550,654

U/W NCF:                             $5,036,066

CURRENT ANNUAL DEBT SERVICE: (1)     $2,644,856

U/W NOI DSCR: (1)                    2.10x

U/W NCF DSCR: (1)                    1.90x
--------------------------------------------------------------------------------

---------------------------------------

(1) The principal balance includes a $3,500,000 earnout as described under "Earnout" below. The Cut-off Date LTV, DSCR, debt service and loan PSF figures in this table are net of the earnout. If calculated including the earnout amount, the U/W NOI DSCR is 1.96x, the U/W NCF DSCR is 1.78x and the Cut-off Date LTV is 80.51%.

(2)   Based on the "As Stabilized" square foot amount of 500,309.

(3)   See "Reserves" below.

(4)   See "Mezzanine Loan" below.

(5) Represents the "As Is" appraised value; the "Stabilized" appraised value is $79,000,000 assuming completion of additional construction.

(6)   Based on the "Stabilized" appraised value.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The second largest loan (the "Foothills Mall Loan"), representing approximately 6.1% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $54,750,000, is a 5-year interest-only loan that has a maturity date of November 1, 2008 and provides for monthly interest payments. The Foothills Mall Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Foothills Mall Property.

      The Borrower. The borrower under the Foothills Mall Property, Foothills Mall LLC, is a Delaware limited liability company that is a special purpose entity sponsored by Larry Feldman.

      The Property. The Foothills Mall property (the "Foothills Mall Property"), located in Tucson, Arizona, is a 484,009 sq. ft. retail center with 16,300 sq. ft. of additional space currently under construction. There is approximately 476,967 sq. ft. of retail space and 23,342 sq. ft. of office space. The property is anchored by Loews/Cineplex Odeon-15, Linens 'N Things, and Barnes & Noble Booksellers. Other national tenants in occupancy include Dress Barn Outlet, Famous Footwear Outlet, Nike Factory Store, Ross Dress for Less, Saks Off Fifth Avenue Outlet, and Toni & Guy.

      Major Tenant Summary. The following table shows certain information regarding the top ten largest retail tenants of the Foothills Malls Property :

    TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)


                                                   CREDIT RATING                       % OF TOTAL      ANNUALIZED U/W
                   TENANT                      (FITCH/MOODY'S/S&P)(2)  TENANT NRSF       NRSF(3)        BASE RENT(4)
                   ------                      ----------------------  -----------       -------        ------------
Loews / Cineplex Odeon - 15                          NR/NR/NR             77,284          15.4%          $ 1,172,398
Linens 'N Things                                     NR/NR/NR             41,480           8.3               414,800
South Dakota Assoc. of the Deaf                      NR/NR/NR             20,357           4.1               407,140
Barnes & Noble Booksellers                           NR/Ba2/BB            40,472           8.1               353,486
Ross Dress For Less                                  NR/NR/BBB            30,056           6.0               330,616
Saks Off 5th Avenue Outlet                          BB-/Ba3/BB            28,000           5.6               252,000
Famous Footwear Outlet                               NR/NR/NR             10,000           2.0               175,000
Nike Factory Store                                    NR/A2/A             16,300           3.3               171,150
Keatons & Co. (Old Pueblo Grill Norte
    Restaurant)                                      NR/NR/NR              7,765           1.6               155,300
Dress Barn Outlet                                    NR/NR/NR              9,397           1.9               150,352
                                                                         -------        -------          -----------
TOTAL/AVERAGE:                                                           281,111          56.2%          $ 3,582,243
                                                                         =======        =======          ===========
Remaining Tenants                                                        174,995          35.0%            2,830,597
Vacant                                                                    44,203           8.8%                    0
                                                                         -------        -------          -----------
TOTAL/AVERAGE ALL TENANTS                                                500,309         100.0%          $ 6,412,840
                                                                         =======        =======          ===========

                                                 % OF TOTAL
                                               ANNUALIZED U/W     ANNUALIZED U/W
                   TENANT                       BASE RENT(3)      BASE RENT (PSF)   LEASE EXPIRATION
                   ------                       ------------      ---------------   ----------------
Loews / Cineplex Odeon - 15                           18.3%          $ 15.17            11/1/2017
Linens 'N Things                                       6.5           $ 10.00            2/1/2013
South Dakota Assoc. of the Deaf                        6.3           $ 20.00            12/1/2008
Barnes & Noble Booksellers                             5.5           $  8.73            2/1/2012
Ross Dress For Less                                    5.2           $ 11.00            2/1/2008
Saks Off 5th Avenue Outlet                             3.9           $  9.00            11/1/2011
Famous Footwear Outlet                                 2.7           $ 17.50            12/1/2013
Nike Factory Store                                     2.7           $ 10.50            12/1/2007
Keatons & Co. (Old Pueblo Grill Norte
    Restaurant)                                        2.4           $ 20.00            11/1/2013
Dress Barn Outlet                                      2.3           $ 16.00            7/1/2007
                                                     ------
TOTAL/AVERAGE:                                        55.9%          $ 12.74
                                                     ======
Remaining Tenants                                     44.1           $ 16.18
Vacant                                                 0.0           $  0.00
                                                     ------
TOTAL/AVERAGE ALL TENANTS                            100.0%          $ 12.82
                                                     ======

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) Based on the "stabilized" total of 500,309 SF, which includes 16,300 SF currently under construction.

(4) Includes U/W Base Rent of $246,725 from leased space currently under construction.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the Foothills Mall property:

                          LEASE EXPIRATION SCHEDULE(1)

         YEAR ENDING       EXPIRING          % OF       CUMULATIVE % OF   ANNUALIZED U/W BASE     APPROXIMATE % OF   ANNUALIZED U/W
        DECEMBER 31,     (SF)(2)(3)(4)     TOTAL NRSF     TOTAL NRSF            RENT(5)         TOTAL U/W BASE RENT   BASE RENT PSF
        ------------     -------------     ----------     ----------            -------         -------------------   -------------
2004                          46,275          9.2%             9.2%              $  455,107             7.1%               $9.83
2005                          13,854          2.8             12.0%                 285,697             4.5               $20.62
2006                          14,136          2.8             14.8%                 248,077             3.9               $17.55
2007                          48,928          9.8             24.6%                 766,721            12.0               $15.67
2008                          71,081         14.2             38.8%               1,013,227            15.8               $14.25
2009                          17,857          3.6             42.4%                 303,350             4.7               $16.99
2010                               0          0.0             42.4%                       0             0.0                $0.00
2011                          40,993          8.2             50.6%                 531,598             8.3               $12.97
2012                          43,565          8.7             59.3%                 437,212             6.8               $10.04
2013                          64,908         13.0             72.3%                 869,236            13.6               $13.39
2014                           4,675          0.9             73.2%                 121,375             1.9               $25.96
2015 & Thereafter             89,834         18.0             91.2%               1,381,240            21.5               $15.38
Vacant                        44,203          8.8            100.0%                       0             0.0                $0.00
                             -------        -----                                ----------           -----
       TOTAL/AVERAGE:        500,309        100.0%                               $6,412,840           100.0%              $12.82
                             =======        =====                                ==========           =====

---------------------------------------

(1) Annualized U/W Base Rent excludes vacant space and tenants paying rent on a percentage basis.

(2)   Total Expiring SF is based on the "Stabilized" 500,309 SF.

(3) For year ending December 31, 2004, expiring SF includes 11 tenants (32,624 SF and $214,783 Annualized U/W Base Rent) that are leased on a month to month basis.

(4)   Vacancy includes 6,755 SF of the 16,300 SF now under construction.

(5) Includes U/W Base Rent of $246,725 from leased space currently under construction.

      Reserves. At origination $3,907,142 was funded to a leasing escrow as follows: (1) $3,700,000 to secure the renovation of the Loews Theatre suite as provided in the Loews lease amendment, (2) $113,825 for 3 months rent abatement and $75,000 in tenant improvements for Old Pueblo Grill Norte Restaurant, (3) $93,317 for 6 months rent abatement and $50,000 in tenant improvements for Melting Pot Restaurant. These amounts will be released to the borrower upon compliance with the leases and/or the tenant certifies it is in occupancy of all space under the lease. Additionally, the borrower is required to deposit monthly
(1) an amount equal to 1/12 of upcoming annual real estate taxes and annual insurance premiums into a tax and insurance escrow account, (2) in the first loan year, an amount of 1/12 of $125,712 into a replacement reserve account, increasing annually to 1/12 of 102.5% of the previous required annual amount and
(3) an initial amount of 1/12 of $453,353 into a rollover reserve account replacement reserve account, increasing annually to 1/12 of 102.5% of the previous required annual amount.

      The Earnout. The Foothills Mall Loan includes a funded earnout amount of $3,500,000. The Cut-off Date LTV, the U/W NOI DSCR and the U/W NCF DSCR in the "Property Information" table above are calculated assuming the earnout amount is applied to prepay the outstanding principal balance of the loan and the borrower's monthly debt service is reduced accordingly. All of the earnout may be released within 24 months of the origination date if the loan-to value ratio of the Foothills Mall Loan is less than 80% (based upon a new appraisal), the actual debt service coverage ratio is at least equal to 1.25x and the stressed debt service coverage ratio is at least equal to 1.05x. For purposes of determining the stressed debt service coverage ratio, the calculated net cash flow is divided by an assumed loan payment utilizing a stressed rate constant of 10.01% multiplied by the outstanding loan balance. If the borrower does not achieve these targets, a hypothetical loan amount that would be supported by the actual net cash flow at the appropriate ratios will be determined. The borrower will receive the difference between the funded loan amount and the calculated hypothetical loan amount. The remainder of the earnout amount will be deposited


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


into a replacement escrow reserve and/or a rollover reserve and will not be applied to prepay the Foothills Mall Loan.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance with coverage for terrorism and acts of terrorism.

      Lockbox; Sweep of Excess Cash Flow. None required.

      Mezzanine Loan. The ownership interests in the borrower have been pledged to secure a mezzanine loan with an original outstanding principal balance $6,450,000 from Massachusetts Mutual Life Insurance Company. The mezzanine loan was originated on November 12, 2003 and is a fully-amortizing 5-year loan. The mezzanine lender has entered into an intercreditor agreement with the mortgagee that provides that the mezzanine loan is subordinated to the Foothills Mall Loan and gives the mezzanine lender certain cure rights and the right to purchase the Foothills Mall Loan after default.

      Additional Debt. None permitted except trade payables in an amount less than 5% of the loan amount for the Foothills Mall Loan and financing leases and purchase money debt.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of the lender if there is no change of control of the borrower or its sole member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the borrower and (2) no more than 49% of the ownership interests of the borrower are transferred in the aggregate; provided that transfers among the direct or indirect owners of the borrower as of the origination date of the Foothills Mall Loan are permitted. Additionally, certain transfers are permitted for estate planning purposes.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                            ONE BRIARLAKE PLAZA LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                     ORIGINAL                  CUT-OFF DATE
                                     --------                  ------------
BALANCE:                             $50,000,000               $50,000,000

% OF POOL BY UPB:                    5.6%

ORIGINATION DATE:                    October 8, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              5.395%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       84 months

AMORTIZATION:                        Interest-only

OWNERSHIP INTEREST:                  Fee simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       November 1, 2010

SPONSOR:                             Crescent Real Estate Equities, Ltd. and
                                     JPMorgan Investment Management

BORROWER:                            Crescent One Briarlake Plaza, L.P

CALL PROTECTION/LOCKOUT:             Prepayable at the first payment date
                                     following the second anniversary of the
                                     securitization closing date with payment of yield maintenance. Freely prepayable 6 months prior to maturity.

CUT-OFF DATE LOAN PSF:               $100

UP-FRONT RESERVES:                   Tax: $1,533,751; TI/LC: $1,071,710

ONGOING/SPRINGING RESERVES:          Ongoing Taxes; Springing reserves for
                                     Insurance, Replacements and TI/LC(1)

CASH MANAGEMENT:                     Hard Lockbox(2)

ADDITIONAL SECURED / MEZZANINE
DEBT:                                None permitted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Office

PROPERTY LOCATION:                   Houston, Texas

OCCUPANCY:                           92.4%

OCCUPANCY AS OF DATE:                December 31, 2003

YEAR BUILT:                          2000

YEAR RENOVATED:                      NAP

COLLATERAL:                          The collateral consists of a 502,410 square
                                     feet of net rentable area of a 20-story
                                     Class A office building and a 7-level
                                     attached parking garage on a 9.3-acre
                                     parcel of land located in Houston, Texas.

PROPERTY MANAGEMENT:                 Crescent

APPRAISED VALUE:                     $74,000,000

APPRAISAL VALUE DATE:                September 22, 2003

CUT-OFF DATE LTV:                    67.57%

BALLOON LTV:                         67.57%

U/W NOI:                             $6,228,856

U/W NCF:                             $5,804,767

CURRENT ANNUAL DEBT SERVICE:         $2,734,965

U/W NOI DSCR:                        2.28x

U/W NCF DSCR:                        2.12x
--------------------------------------------------------------------------------

---------------------------------------

(1)   See "Reserves" below.

(2)   See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The third largest loan (the "One Briarlake Plaza Loan"), representing approximately 5.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $50,000,000, is a 7-year interest-only loan that has a maturity date of November 1, 2010, and provides for monthly payments of interest. The One Briarlake Plaza Loan is secured by, among other things, a deed of trust, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the One Briarlake Plaza Property.

      The Borrower. The borrower under the Briarlake Plaza Loan, Crescent One Briarlake Plaza, L.P., is a Delaware limited partnership that is a special purpose entity sponsored by JP Morgan Investment Management (70% owner) and Crescent Real Estate Equities, Ltd. (30% owner).

      The Property. The One Briarlake Plaza property (the "One Briarlake Plaza Property") is a 502,410 sq. ft. Class A office property located in Houston, Texas. One Briarlake Plaza consists of a 20-story multi-tenant Class A office building containing 502,410 square feet of net rentable area and a 7-level attached parking garage on a 9.3-acre parcel of land. The building is located in the Westchase area, approximately 12 miles west of Houston's CBD.

      Major Tenant Summary. The following table shows certain information regarding the top ten largest office tenants of the One Briarlake Plaza
Property:

    TEN LARGEST OFFICE TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                             CREDIT RATING
                            (FITCH/MOODY'S/                 % OF TOTAL     ANNUALIZED U/W
          TENANT                S&P)(2)      TENANT NRSF       NRSF          BASE RENT
          ------                -------      -----------       ----          ---------
EOTT                           NR/NR/NR         50,208         10.0%         $ 1,230,096
Gallagher Healthcare           NR/NR/NR         51,730         10.3            1,054,104
Halliburton / Magic           NR/Baa2/BBB       32,163          6.4              835,413
Zurich Amer. Invest            NR/NR/A+         34,406          6.8              739,729
Microsoft                      NR/Aa2/AA        32,072          6.4              673,512
Structure Consulting           NR/NR/NR         25,865          5.1              653,820
Haynes Whaley                  NR/NR/NR         25,865          5.1              594,895
Datavox                        NR/NR/NR         26,080          5.2              562,845
Unumprovident Corp          BBB-/Baa3/BBB-      17,342          3.5              499,450
R&B Falcon                   BBB+/Baa2/A-       24,904          5.0              498,080
                                               -------        -----          -----------
TOTAL/AVERAGE:                                 320,635         63.8%         $ 7,341,944
                                               =======        =====          ===========
Remaining Tenants                              143,595         28.6            3,499,820
Vacant                                          38,180          7.6                    0
                                               -------        -----          -----------
TOTAL/AVERAGE ALL TENANTS                      502,410        100.0%         $10,841,764
                                               =======        =====          ===========

                              % OF TOTAL
                            ANNUALIZED U/W      ANNUALIZED U/W
          TENANT             BASE RENT(3)     BASE RENT (PSF)(4)   LEASE EXPIRATION
          ------             ------------     ------------------   ----------------
EOTT                             11.3%            $    24.50           12/1/2006
Gallagher Healthcare              9.7             $    20.38           10/1/2012
Halliburton / Magic               7.7             $    25.97           7/1/2007
Zurich Amer. Invest               6.8             $    21.50           8/1/2012
Microsoft                         6.2             $    21.00           6/1/2009
Structure Consulting              6.0             $    25.28           8/1/2008
Haynes Whaley                     5.5             $    23.00           9/1/2011
Datavox                           5.2             $    21.58      8/1/2012, 9/1/2012
Unumprovident Corp                4.6             $    28.80           8/1/2008
R&B Falcon                        4.6             $    20.00           7/1/2013
                                -----
TOTAL/AVERAGE:                   67.7%            $    22.90
                                =====
Remaining Tenants                32.3             $    24.37
Vacant                            0.0             $     0.00
                                -----
TOTAL/AVERAGE ALL TENANTS       100.0%            $    21.58
                                =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on annualized underwritten rent for all tenants.

(4) For those tenants with multiple leases the Annual U/W Base Rent PSF is a weighted average calculation under the leases.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the One Briarlake Plaza property:

                          LEASE EXPIRATION SCHEDULE(1)


                                                % OF      CUMULATIVE % OF  ANNUALIZED U/W    APPROXIMATE % OF   ANNUALIZED U/W
YEAR ENDING DECEMBER 31,    EXPIRING (NRSF)   TOTAL NRSF     TOTAL NRSF      BASE RENT     TOTAL U/W BASE RENT  BASE RENT PSF
------------------------    ---------------   ----------     ----------      ---------     -------------------  -------------
2004                               4,172          0.8%           0.8%        $    100,128           0.9%            $ 24.00
2005                              38,959          7.8            8.6%           1,009,864           9.3             $ 25.92
2006                              55,264         11.0           19.6%           1,369,784          12.6             $ 24.79
2007                              48,469          9.6           29.2%           1,222,945          11.3             $ 25.23
2008                              94,000         18.7           47.9%           2,350,733          21.7             $ 25.01
2009                              42,533          8.5           56.4%             893,193           8.2             $ 21.00
2010                                   0          0.0           56.4%                   0           0.0             $  0.00
2011                              43,713          8.7           65.1%           1,040,359           9.6             $ 23.80
2012                             112,216         22.3           87.4%           2,356,678          21.7             $ 21.00
2013                              24,904          5.0           92.4%             498,080           4.6             $ 20.00
2014                                   0          0.0           92.4%                   0           0.0             $  0.00
2015 & Thereafter                      0          0.0           92.4%                   0           0.0             $  0.00
Vacant                            38,180          7.6          100.0%                   0           0.0             $  0.00
                                 -------        -----                        ------------         -----
    TOTAL/AVERAGE:               502,410        100.0%                       $ 10,841,764         100.0%            $ 21.58
                                 =======        =====                        ============         =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

      Reserves. Springing reserves for replacements, tenant improvements and leasing commissions are required monthly at any time the net operating income is less than 75% of $6,084,049 for 2 consecutive quarters, measured as of the last day of each fiscal quarter for the prior 12-month period until net operating income is at least 80% of $6,084,049 for 3 consecutive quarters, measured as of the last day of each fiscal quarter for the prior 12-month period (a "One Briarlake Plaza Cash Trap Period"). Upon the occurrence of a Briarlake Cash Trap Period, the borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual insurance premiums into an insurance escrow account, (2) an amount of $158,333 into a tenant improvement and leasing commission reserve account, (3) an amount equal to 1/12 of the product of (a) $0.20 and (b) the aggregate number of rentable square feet of the One Briarlake Plaza Property into a replacement reserve account and (4) an amount equal to the amount required such that the amount on deposit in the replacement reserve account is equal to the amount of budgeted capital expenditures for that month. Additionally, the borrower is required to deposit monthly an amount equal to 1/12 of upcoming annual real estate taxes into a tax escrow account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism in an amount not less than $50,000,000; provided that the borrower is only required to maintain terrorism insurance if such coverage (A) is then being obtained by prudent owners of similar real estate, or (B) is otherwise available for an annual premium that is less or equal to $900,000.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a sweep account controlled by the lender and to direct all tenants to make payments directly to such sweep account. Funds in the sweep account are transferred to a lender controlled cash management account on each business day. So long as no One Briarlake Plaza Cash Trap Period exists and sufficient money is on deposit in the cash management account to pay the monthly debt service payment and the required deposit to the tax reserve account, funds are swept daily from a cash management account to the borrower. After the occurrence and during the continuation of a One Briarlake Plaza Cash Trap Period, all amounts in the cash management account after payment of the monthly debt service payment and all required reserves will be deposited in a cash trap reserve and held as additional collateral for the One Briarlake Plaza Loan until no One Briarlake Plaza Cash Trap Period exists.

      Mezzanine Loan.  None permitted.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Additional Debt. None permitted except trade payables in an amount less than 3% of the loan amount for the One Briarlake Plaza Loan and financing leases and purchase money debt.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) its sponsor, (b) any pension fund or investment fund managed or advised by J.P. Morgan Investment Management Inc. and/or another subsidiary of J.P. Morgan Chase & Co. (c) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension fund or pension advisory, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case such entity meets certain minimum net worth requirements and is regularly engaged in the business of owning office properties in major metropolitan area, or (c) any other entity with respect to which a rating confirmation is received.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                               DDR PORTFOLIO LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                     ORIGINAL                  CUT-OFF DATE
                                     --------                  ------------
BALANCE:                             $50,000,000(1)            $48,915,252

SHADOW RATING:(2)                    AA/A3 (Fitch/Moody's)

% OF POOL BY UPB:                    5.5%

ORIGINATION DATE:                    March 25, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              4.410%

INTEREST ACCRUAL:                    Actual/360

ORIGINAL TERM:                       59 months

AMORTIZATION:                        300 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       March 1, 2008

SPONSOR:                             Developers Diversified Realty Corporation
                                     ("DDR")

BORROWERS:                           Ten individual Delaware limited liability
                                     companies.

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 90 days
                                     prior to maturity.

CUT-OFF DATE LOAN PSF(1):
                                     $50

UP-FRONT RESERVES:                   None

ONGOING/SPRINGING RESERVES:          Springing reserves for Taxes, Insurance,
                                     TI/LC, and Replacement Reserves(3)

CASH MANAGEMENT:                     Hard Lockbox(4)

ADDITIONAL SECURED/ MEZZANINE DEBT:  None permitted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTY TYPE:                       Anchored Retail

PROPERTY LOCATION:                   Various

OCCUPANCY:                           92.9%

OCCUPANCY AS OF DATE:                January 21, 2004

YEARS BUILT:                         1988-2000

YEAR RENOVATED:                      1995-2003

COLLATERAL:                          The DDR portfolio consists of 10 anchored
                                     retail centers located in eight states.
                                     Comprised in the aggregate of 2,907,608
                                     square feet, 1,097,738 is anchor space and 1,809,870 is in-line space. The portfolio's tenant mix includes anchor tenants such as Wal-Mart, Sam's Wholesale, Bed Bath &
                                     Beyond, Old Navy, and Winn Dixie Stores.

PROPERTY MANAGEMENT:                 Developers Diversified Realty Corporation,
                                     an affiliate of the borrowers

APPRAISED VALUE:                     $248,800,000

APPRAISAL VALUE DATES:               January 22, 2003 - November 1, 2003

CUT-OFF DATE LTV(1)                  58.98%

BALLOON LTV(1)                       53.23%

U/W NOI:                             $23,268,583

U/W NCF:                             $21,777,363

CURRENT ANNUAL DEBT SERVICE:         $9,913,256

U/W NOI DSCR(1)                      2.35x

U/W NCF DSCR(1)                      2.20x
--------------------------------------------------------------------------------

---------------------------------------

(1) The $50,000,000 mortgage loan represents 1 pari passu note in a $150,000,000 first mortgage loan split loan structure comprised of 3 pari passu notes. Two (2) of such notes (each with an original amount of $50,000,000) are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the total $150,000,000 financing.

(2) As indicated by the rating agencies based on their respective methodologies which may take into account the benefit of pooling.

(3)   See "Reserves" below.

(4)   See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The fourth largest loan (the "DDR Portfolio Loan"), representing approximately 5.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $48,915,252 is an approximately 5-year balloon loan that has a maturity date of March 1, 2008, and provides for monthly payments of principal and interest based on a 25-year amortization schedule. The DDR Portfolio Loan is secured by a mortgage, assignment of rents and leases, security agreement and fixture filings encumbering the borrowers' fee ownership interest in 10 shopping centers.

      The DDR Portfolio Loan consists of 1 of 3 pari passu mortgage notes totaling $150,000,000. The other mortgage notes secured by the DDR Portfolio Property are each pari passu in right of payment to the DDR Portfolio Loan (such other notes are collectively referred to as the "DDR Portfolio Companion Loans", and together with the DDR Portfolio Loan, the "DDR Portfolio Whole Loan"). Each of the DDR Portfolio Companion Loans has an original principal balance of $50,000,000 and each DDR Portfolio Companion Loan has the same interest rate, maturity date and amortization term as the DDR Portfolio Loan. Only the DDR Portfolio Loan is included in the trust. The A-1 Note was contributed to GMACCM 2003-C2 and the A-3 Note is currently held by the originator but is expected to be included in a future securitization. The DDR Portfolio Loan and the DDR Portfolio Pari Passu Companion Loans (together, the "DDR Portfolio Whole Loan") are governed by a intercreditor agreement and will be serviced pursuant to the terms of the GMACCM 2003-C2 pooling and servicing agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Non-Serviced Loans" and "The Pooling Agreement - Servicing of the Non-Serviced Loans."

      The Borrowers. The borrowers under the DDR Portfolio Loan, GS II Brook Highland LLC, GS II Jacksonville Regional LLC, GS II Green Ridge LLC, GS II Indian Hills LLC, GS II Big Oaks LLC, GS II Oxford Commons LLC, GS II University Centre LLC, GS II Uptown Solon LLC, GS II North Pointe LLC and GS II Meridian Crossroads, are each a Delaware limited liability company that is a special purpose entity sponsored by Developers Diversified Realty Corporation, an Ohio corporation.

      The Properties. The 10 properties securing the DDR Portfolio Loan (the "DDR Properties") are detailed as follows:

                                                                     WHOLE LOAN ALLOCATED
           PROPERTY NAME                       LOCATION             LOAN AMOUNT (ORIGINAL)
           -------------                       --------             ----------------------
Brook Highland Plaza Shopping Center  Birmingham, Alabama                  $28,700,000

Meridian Crossroads Shopping Center   Meridian, Idaho                       26,500,000

University Centre                     Wilmington,                           22,000,000
                                      North Carolina
Uptown Solon                          Solon, Ohio
Shopping Center                                                             16,900,000
Big Oaks Crossing                     Tupelo, Mississippi                   12,200,000
North Pointe Plaza                    North Charleston, South               12,100,000
                                      Carolina
Green Ridge Square                    Walker, Michigan                       8,900,000
Indian Hills Plaza                    Mt. Pleasant, Michigan                 8,200,000
Oxford Commons                        Durham,                                7,500,000
                                      North Carolina
Jacksonville Regional                 Jacksonville, Florida                  7,000,000
                                                                          ------------
PORTFOLIO TOTALS                                                          $150,000,000
                                                                          ============

                                                        OCCUPANCY
           PROPERTY NAME              SQUARE FEET      (1/21/2004)                     MAJOR TENANTS
           -------------              -----------      -----------                     -------------
Brook Highland Plaza Shopping Center      423,393           93%        Lowe's (ground lease), Winn-Dixie Stores,
                                                                       Rhodes
Meridian Crossroads Shopping Center       431,220           99%        Shopko, Sportsman's Warehouse, Bed Bath &
                                                                       Beyond
University Centre                         410,491           84%        Lowe's, Bed Bath & Beyond, Ross Dress for
                                                                       Less
Uptown Solon                                                           Bed Bath & Beyond, Mustard Seed Market,
Shopping Center                           183,288           91%        Border Books
Big Oaks Crossing                         348,236          100%        Wal-Mart, Sam's Club, Goody's
North Pointe Plaza                        294,471          100%        Wal-Mart, Office Max

Green Ridge Square                        133,877           96%        TJ Maxx, Office Depot
Indian Hills Plaza                        248,963           81%        Wal-Mart, Kroger
Oxford Commons                            213,934           90%        Burlington Coat Factory, Food Lion

Jacksonville Regional                     219,735           92%        JC Penney, Winn-Dixie Stores, Walgreen's
                                        ---------           --
PORTFOLIO TOTALS                        2,907,608           93%
                                        =========           ==

      Major Tenant Summary. The following table shows pertinent information regarding the portfolio's ten largest tenants, based on annualized underwritten base rent, of the DDR Portfolio Loan:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


    TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                       APPROXIMATE % OF  ANNUALIZED U/W
                               CREDIT RATING         TENANT     % OF   ANNUALIZED U/W    ANNUALIZED U/W     BASE RENT       LEASE
                 TENANT    (FITCH/MOODY'S/S&P)(2)     NRSF      NRSF     BASE RENT        BASE RENT(1)        (PSF)       EXPIRATION
                 ------    ----------------------     ----      ----     ---------        ------------        -----       ----------
WAL-MART                         AA/Aa2/AA
    North Pointe Plaza                               222,904    7.7%    $ 1,324,694           5.4%           $ 5.94       8/25/2009
    Big Oaks                                         173,020    6.0         863,364           3.5              4.99       8/18/2012
    Indian Hills                                     140,043    4.8         756,309           3.1              5.40      12/29/2009
                                                   ---------  -----     -----------         -----            ------
    TOTAL                                            535,967   18.4%    $ 2,944,367          12.0%           $ 5.49
                                                   =========  =====     ===========         =====            ======
LOWE'S HOME CENTER                A/A2/A
    University Center                                125,357    4.3%    $   752,142           3.1%           $ 6.00      10/31/2014
    Brook Highland(3)                                    NAP    NA          725,000           2.9              5.71       2/25/2023
                                                   ---------  -----     -----------         -----            ------
    TOTAL                                            125,357    4.3%    $ 1,477,142           6.0%           $ 5.86
                                                   =========  =====     ===========         =====            ======
BED BATH & BEYOND                NR/NR/BBB
    Uptown Solon                                      40,000    1.4%    $   520,000           2.1%           $13.00       1/31/2009
    University Center                                 30,405    1.0         364,860           1.5             12.00       1/31/2012
    Meridian Commons                                  34,690    1.2         346,245           1.5             10.50       1/31/2011
                                                   ---------  -----     -----------         -----            ------
    TOTAL                                            105,095    3.6%    $ 1,249,105           5.1%           $11.89
                                                   =========  =====     ===========         =====            ======
ROSS DRESS FOR LESS              NR/NR/BBB
    University Center                                 30,187    1.0%    $   332,057           1.3%           $11.00       1/31/2012
    Brook Highland                                    30,187    1.0         316,964           1.3             10.50       1/31/2014
    Meridian Commons                                  30,187    1.0         297,342           1.2              9.85       1/31/2012
                                                   ---------  -----     -----------         -----            ------
    TOTAL                                             90,561    3.1%    $   946,363           3.8%           $10.45
                                                   =========  =====     ===========         =====            ======
SHOPKO STORES, INC.             BB-/B2/BB-
    Meridian Commons                                 109,783    3.8%    $   876,068           3.6%           $ 7.98       2/28/2020

OLD NAVY                        BB-/Ba3/BB+
    Meridian Commons                                  25,000    0.9%    $   250,000           1.0%            10.00       9/30/2005
    University Center                                 20,015    0.7         240,180           1.0             12.00      10/31/2006
    Uptown Solon                                      17,000    0.6         238,000           1.0             14.00       7/31/2009
                                                   ---------  -----     -----------         -----            ------
    TOTAL                                             62,015    2.1%    $   728,180           3.0%           $11.74
                                                   =========  =====     ===========         =====            ======
GOODY'S                          NR/NR/NR
    University Center                                 30,470    1.0%    $   219,689           0.9%             7.21      11/30/2005
    Brook Highland                                    30,000    1.0         208,500           0.8              6.95      11/30/2004
    Big Oaks                                          27,000    0.9         175,500           0.7              6.50      12/31/2007
                                                   ---------  -----     -----------         -----            ------
    TOTAL                                             87,470    3.0%    $   603,689           2.5%           $ 6.90
                                                   =========  =====     ===========         =====            ======
WINN DIXIE STORES                 NR/B1/B
    Brook Highland                                    44,000    1.5%    $   308,000           1.3%           $ 7.00      11/20/2014
    Jacksonville Regional                             47,084    1.6         249,132           1.0              5.29       3/1/2009
                                                   ---------  -----     -----------         -----            ------
    TOTAL                                             91,084    3.1%    $   557,132           2.3%           $ 6.12
                                                   =========  =====     ===========         =====            ======
MUSTARD SEED MARKET              NR/NR/NR
    Uptown Solon                                      37,048    1.3%    $   550,163           2.2%           $14.85      12/31/2019

SPORTSMAN'S WAREHOUSE            NR/NR/NR
    Meridian Commons                                  45,866    1.6%    $   486,180           2.0%           $10.60       6/30/2015
                                                   ---------  -----     -----------         -----            ------
TOTAL LARGEST TENANTS                              1,290,246   44.4%    $10,418,389          42.3            $ 8.07
                                                   =========  =====     ===========         =====            ======
REMAINING TENANTS(4)                               1,617,362   55.6      14,186,804          57.7              8.77
                                                   ---------  -----     -----------         -----            ------
TOTAL ALL TENANTS                                  2,907,608  100.0%    $24,605,193         100.0%           $ 8.46
                                                   =========  =====     ===========         =====            ======

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) Lowe's Home Center located at Brook Highland Shopping Center (126,917 SF) is on a ground lease and is not included tenant NSRF, but is included in Annualized Base Rent.

(4) Includes the non-owned AC Moore at North Pointe Plaza U/W Base Rent (consists of a sublease, paying $216,996 per year, expiring in 2011) and the non-owned Room Store at North Pointe Plaza U/W Base Rent (paying $4,920 per year, expiring in 2022).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the DDR portfolio:

                         LEASE EXPIRATION SCHEDULE(1)(2)

                                                                          CUMULATIVE % OF
  YEAR ENDING DECEMBER 31,         EXPIRING (NRSF)      % OF TOTAL NRSF      TOTAL NRSF
  ------------------------         ---------------      ---------------      ----------
2004(3)                                  181,013              6.2%               6.2%
2005                                     299,553             10.3               16.5%
2006                                     133,656              4.6               21.1%
2007                                     323,319             11.1               32.2%
2008                                      38,957              1.3               33.6%
2009                                     520,158             17.9               51.5%
2010                                      71,492              2.5               53.9%
2011                                     162,580              5.6               59.5%
2012                                     436,955             15.0               74.6%
2013                                       8,990              0.3               74.9%
2014                                     255,210              8.8               83.6%
2015 & Thereafter                        270,542              9.3               92.9%
Vacant                                   205,183              7.1              100.0%
                                       ---------            -----
TOTAL/AVERAGE                          2,907,608            100.0%
                                       =========            =====

                                    ANNUALIZED U/W      APPROXIMATE % OF TOTAL    ANNUALIZED U/W BASE
  YEAR ENDING DECEMBER 31,             BASE RENT       ANNUALIZED U/W BASE RENT         RENT PSF
  ------------------------             ---------       ------------------------         --------
2004(3)                                $  2,052,883               8.7%                 $  11.34
2005                                      3,141,675              13.3                  $  10.49
2006                                      1,709,080               7.2                  $  12.79
2007                                      2,280,345               9.6                  $   7.05
2008                                        562,044               2.4                  $  14.43
2009                                      3,799,815              16.1                  $   7.31
2010                                        587,952               2.5                  $   8.22
2011                                      1,409,804               6.0                  $   8.67
2012                                      3,035,492              12.8                  $   6.95
2013                                        127,600               0.5                  $  14.19
2014                                      2,035,242               8.6                  $   7.97
2015 & Thereafter                         2,916,345              12.3                  $  10.78
Vacant                                            0               0.0                  $   0.00
                                       ------------             -----
TOTAL/AVERAGE                          $ 23,658,277             100.0%                 $   8.14
                                       ============             =====

---------------------------------------

(1) Lease expiration schedule does not include the non-owned Lowe's at Brook Highland Plaza U/W Base Rent (Ground Lease of 126,917 NRSF, paying $725,000 per year, expiring in 2023, the non-owned AC Moore, at North Pointe Plaza U/W Base Rent (consists of a sublease - 26,050 NRSF, paying $216,996 per year, expiring in 2011) or the non-owned Room Store at North Pointe Plaza (paying $4,920 per year, expiring in 2022).

(2)   Annualized U/W Base Rent excludes vacant space.

(3) Includes 14 tenants, 37,343 square feet, and $488,863 Annualized U/W Base Rent that are leased on a month-to-month basis.

      Reserves. Springing reserves for taxes, insurance, tenant improvements and leasing commissions and replacements reserves are required monthly (a) upon the occurrence of an event of default under the DDR Portfolio Loan, (b) if the long-term senior unsecured credit rating of DDR (or any other entity which controls a borrower) falls below BBB- (as rated by Standard & Poor's) or Baa3 (as rated by Moody's), or (c) if the debt service at the end of the last two consecutive fiscal quarters for the preceding 12 month period is less than or equal to 1.20x (collectively a "DDR Reserve Event"). Upon the occurrence of a DDR Reserve Event, the borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and annual insurance premiums into a tax and insurance escrow account, (2) an amount of $102,963 and, in each of the 6 months prior to the expiration of certain specified leases, an additional amount as to cover additional tenant improvement and leasing commission costs of those leases have no been extended or replaced until a date after March 31, 2012 into a tenant improvement and leasing commission reserve account and (3) an amount of $41,185 into a replacement reserve account.

      Insurance Requirements. Each borrower is required to maintain comprehensive all risk insurance equal to 100% of the full replacement cost of the properties, including, but not limited to, coverage for terrorism and acts of terrorism.

      Lockbox; Sweep of Excess Cash Flow. At origination the borrowers were required to establish a lockbox account into which the borrowers are required to deposit, or cause to be deposited, all rents and other revenue from the DDR Properties. Funds on deposit in the lockbox account in excess of required monthly debt service (or, after a DDR Reserve Event, the required monthly debt service and all required reserve amounts) will be distributed daily to the borrowers, provided, however, that (1) upon the occurrence and during the continuation of an event of default under the DDR Portfolio Loan or (2) the debt service coverage ratio for the preceding 12-month period is less than 1.10x until the debt service coverage ratio at the end of the last two consecutive fiscal quarters for the preceding 12-month period is at least 1.15x (a "DDR Cash Trap Period"), all remaining amounts on deposit in the lockbox account after payment of budgeted capital expenditures will be deposited into a low DSCR reserve until the end of the DDR Cash Trap Period.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted, except for unsecured trade payables in amounts not exceeding 2% of the aggregate outstanding principal balance of the DDR Portfolio Loan and each DDR Portfolio Companion Loan and financing leases and purchase money debt.

      Defeasance. At any time that the borrower may fully defease the DDR Portfolio Loan, the borrower may also obtain a release of one or more of the properties securing the DDR Portfolio Loan and the DDR Portfolio Companion Loans in connection with a partial defeasance of the DDR Portfolio Loan and the DDR Portfolio Companion Loans equal to the sum of 125% of the allocated loan amount for such property. The borrower must satisfy various other conditions in connection with the partial defeasance, including delivery of legal opinions, delivery of written confirmation from the rating agencies that such defeasance will not result in the downgrade, withdrawal or qualification of the then current ratings of any class of Certificates and that the debt service coverage ratio of the remaining properties is equal to no less than the greater of the actual debt service coverage ratio for the preceding 12-month period and 1.62x, the debt service coverage ratio as of the origination date.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) its sponsor, (b) the Prudential Insurance Company of America or any wholly owned subsidiary, (c) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory, mutual fund, government entity or plan, publicly traded real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case such entity meets certain minimum net worth requirements and is regularly engaged in the business of owning similar properties in major metropolitan area, or (c) any other entity with respect to which a rating confirmation is received.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                              237 PARK AVENUE LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                     ORIGINAL                 CUT-OFF DATE
                                     --------                 ------------
BALANCE:                             $44,000,000(1)           $44,000,000

% OF POOL BY UPB:                    4.9%

ORIGINATION DATE:                    October 10, 2003

ORIGINATOR:                          Greenwich Capital Financial Products, Inc.

COUPON:                              5.786%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       84 months

AMORTIZATION:                        Interest-only for 36 months, then monthly
                                     amortization based on a 30-year
                                     amortization schedule

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       November 1, 2010

SPONSOR:                             See "The Borrower" below

BORROWER:                            237 Max Park Avenue, L.P.

CALL PROTECTION/ LOCKOUT:            Lockout/Defeasance only  until 4 months
                                     prior to maturity.

CUTOFF DATE LOAN/SF:                 $259 (4)

UP-FRONT RESERVES:                   Taxes:  $4,500,000
                                     Insurance:  $212,012
                                     TI/LC: $16,441,190 (2)

                                     Replacement Reserve: $2,914,533 (2)
                                     Deferred Main: $26,250

ONGOING / SPRINGING RESERVES:        Ongoing Reserves for Taxes and Insurance;
                                     Springing Reserves for Replacement Reserves and TI/LCs (2)

                                     Rollover Reserve Account (2)

CASH MANAGEMENT:                     Hard Lockbox

ADDITIONAL SECURED/                  Teachers Insurance and Annuity Association
MEZZANINE DEBT:                      of America holds a $30,000,000 mezzanine
                                     loan(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Office

PROPERTY LOCATION:                   New York, New York

OCCUPANCY:                           99.9%

OCCUPANCY AS OF DATE:                March 1, 2004

YEAR BUILT:                          1935

YEAR RENOVATED:                      1981

COLLATERAL:                          The collateral consists of a 21-story,
                                     multi-tenant, Class A commercial office
                                     building located between Park and Lexington
                                     Avenues between 45th and 46th Streets in
                                     Midtown Manhattan

PROPERTY MANAGEMENT:                 Max 237 Management LLC

APPRAISED VALUE:                     $460,000,000

APPRAISAL VALUE DATE:                September 10, 2003

CUT-OFF DATE LTV:                    64.78%(4)

BALLOON LTV:                         61.40%(4)

U/W NOI:                             $32,057,181

U/W NCF:                             $31,867,494

CURRENT ANNUAL DEBT SERVICE:         $ 20,950,418.28 (4)

U/W NOI DSCR:                        1.53x (4)

U/W NCF DSCR:                        1.52x (4)
--------------------------------------------------------------------------------

See footnotes on next page.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


---------------------------------------

(1) The $44,000,000 mortgage loan represents the "A-4 Note" portion of a $298,000,000 whole loan. The A-4 Note is pari passu with (i) an A-1 Note with an original principal balance of $119,333,334, (ii) and A-2 Note with an original principal balance of $67,333,333 and (iii) an A-3 Note with an original principal balance of $67,333,333. The A-1 Note is an asset in another securitization. The A-2 Note and the A-3 Note are each currently held by the Originator.

(2)   See "Reserves" below.

(3)   See "Mezzanine Loan" below.

(4) Calculated based on the aggregate principal balance of the pari passu notes.

      The Loan. The fifth largest mortgage loan (the "237 Park Avenue Loan"), representing approximately 4.9% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, is evidenced by an A-4 Note with a Cut-Off Date principal balance of $44,000,000. The 237 Park Avenue Loan is a 7-year balloon loan that has maturity date of November 1, 2010 and provides for payments of interest-only for the first 36 months followed by monthly payments of principal and interest based on a 30-year amortization schedule. The 237 Park Avenue Loan is secured by, among other things, a mortgage and security agreement encumbering the borrower's fee interest in the rents and leases associated with the property (the "237 Park Avenue Property"), as well as an assignment of the borrower's interest in the rents and leases associated with the 237 Park Avenue Property.

      The 237 Park Avenue Loan is one of four pari passu notes comprising of a whole mortgage loan with an original principal balance of $298,000,000. The companion loans to the 237 Park Avenue Loan are evidenced by three separate pari passu notes (the "A-1 Note," "A-2 Note" and the "A-3 Note," collectively, the "237 Park Avenue Pari Passu Companion Loans"), with principal balances as of the cut-off date of $119,333,334, $67,333,333 and $67,333,333 respectively and each with an interest rate of 5.786%. The 237 Park Avenue Pari Passu Companion Loans will not be assets of the trust. The A-1 Note was contributed to GCCFC 2003-C2 and the A-2 Note and A-3 Note are currently held by the originator but are expected to be included in future securitizations. The 237 Park Avenue Loan and the 237 Park Avenue Pari Passu Companion Loans (together, the "237 Park Avenue Whole Loan") are governed by a co-lender agreement and will be serviced pursuant to the terms of the GCCFC 2003-C2 pooling and servicing agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Non-Serviced Loans" and "The Pooling Agreement - Servicing of the Non-Serviced Loans." The DSCR and LTV on the 237 Park Avenue Loan are 1.52x and 64.78 % respectively.

      The subject financing facilitated the acquisition of the property by the sponsor for a purchase price of $455,000,000. Including escrows, reserves and costs of approximately $40,000,000, the borrower invested approximately $167,000,000 of new cash in the project at origination. Reserves included $16,500,000 for future tenant improvement, leasing commission, and capital costs, as further described below.

      The Borrower. The borrower under the 237 Park Avenue Loan is 237 Max Park Avenue, L.P., a single-asset, special-purpose, Delaware limited partnership. The borrower is directly and indirectly owned by (i) Max 237 JV Partners LLC, which is under common control with Max Capital Management Corporation ("Max Capital"),
(ii) Five Mounts Properties Ltd. ("Five Mounts Properties"), and (iii) a joint venture between Citigroup, WGZ-Bank, and DZ Bank AG (the "Equity Syndicate"). Max Capital is owned and controlled by Adam Hochfelder and Anthony Westreich. Max Capital, an institutionally sponsored real estate owner/operator based in New York, manages over $2.7 billion of real estate assets. Five Mounts Properties is owned and controlled by Beny Steinmetz, a wealthy international investor based in Amsterdam. Five Mounts Properties has or has had investments in Chelsfield (a London-based public property group), Canary Wharf in London, France-GA (a large portfolio of office buildings located in France), and other real estate investments in the United States, France, Italy, the Czech Republic, and Hungary.

      The Property. The 237 Park Avenue Property is a 21-story, 1,149,789 sf Class-A office building, located in the Park/Lexington submarket of midtown Manhattan in New York, NY. The property was built in 1935 and was redeveloped and expanded in 1981 by Olympia & York. There is a total of 1,103,497 sf of office space, 43,830 sf of retail space and 2,462 sf of storage space at the 237 Park Avenue Property. Floor sizes range between 55,000 and 62,000 sf, except for the top floor, which contains 25,000 sf. The building does not have actual frontage on


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


Park Avenue, but has entrances on 45th Street, 46th Street and Lexington Avenue. As of March 1, 2004, the property was 99.9% leased to 27 tenants. The five largest leases in the building represent 94% of the space.

      Major Tenant Summary. The following table presents certain information relating to the major tenants at the 237 Park Avenue Property:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)


                                  CREDIT RATING(2)                                        ANNUALIZED U/W
         TENANT                 (FITCH/MOODY'S/S&P)          NRSF          % OF NRSF        BASE RENT
         ------                 -------------------          ----          ---------        ---------
Credit Suisse Asset Mgmt             AA-/Aa3/A             343,715           29.9%           $17,372,031
J Walter Thompson Company          BBB/Baa2/BBB+           456,132           39.7             10,898,362
EM Warburg Pincus & Co., Inc.         NR/NR/NR             111,545            9.7              4,767,780
International Paper Company         BBB/Baa2/BBB           110,800            9.6              4,698,433
Jennison Assoc Capital Corp           A/A3/A-               56,040            4.9              2,353,680
Revlon Consumer Products              NR/NR/NR              25,265            2.2              1,212,720
Kelly Services, Inc.                  NR/NR/NR               9,821            0.9                432,124
Lex Bakery Corp.                      NR/NR/NR               3,709            0.3                406,830

Caliber Learning Network, Inc.        NR/NR/NR               9,527            0.8                371,553
JAI International, Inc.               NR/NR/NR               3,552            0.3                357,248
                                                         ---------          -----            -----------
TOTAL/AVERAGE LARGEST TENANTS                            1,130,106           98.3%           $42,870,761
                                                         =========          =====            ===========
Remaining Tenants                                           18,108            1.6              1,393,148
Vacant Space                                                 1,575            0.1                      0
                                                         ---------          -----            -----------
TOTAL/AVERAGE ALL                                        1,149,789          100.0%           $44,263,909
                                                         =========          =====            ===========

                                   % OF TOTAL
                                 ANNUALIZED U/W      ANNUALIZED U/W
         TENANT                     BASE RENT       BASE RENT (PSF)         LEASE EXPIRATION
         ------                     ---------       ---------------         ----------------
Credit Suisse Asset Mgmt                39.2%           $  50.54               10/31/2014
J Walter Thompson Company               24.6            $  23.89                8/31/2006
EM Warburg Pincus & Co., Inc.           10.8            $  42.74               10/31/2009
International Paper Company             10.6            $  42.40                9/30/2011
Jennison Assoc Capital Corp              5.3            $  42.00               11/30/2011
Revlon Consumer Products                 2.7            $  48.00               10/31/2014
Kelly Services, Inc.                     1.0            $  44.00                7/31/2011
Lex Bakery Corp.                         0.9            $ 109.69                1/14/2014,
                                                                                7/15/2015
Caliber Learning Network, Inc.           0.8            $  39.00                9/30/2008
JAI International, Inc.                  0.8            $ 100.58                3/31/2010
                                       -----
TOTAL/AVERAGE LARGEST TENANTS           96.9%           $  37.94
                                       =====
Remaining Tenants                        3.1            $  76.94
Vacant Space                             0.0            $   0.00
                                       -----
TOTAL/AVERAGE ALL                      100.0%              38.50
                                       =====               =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease to conform.

      Lease Expiration. The following table shows the lease expiration schedule for the 237 Park Avenue Property:

                            LEASE EXPIRATION SCHEDULE

        YEAR ENDING
       DECEMBER 31,             EXPIRING NRSF        % OF TOTAL NRSF     CUMULATIVE OF TOTAL NRSF
       ------------             -------------        ---------------     ------------------------
         2004                          1,694               0.1%                    0.1%
         2005                              0               0.0                     0.1%
         2006                        456,132              39.7                    39.8%
         2007                              1               0.0                    39.8%
         2008                         11,577               1.0                    40.8%
         2009                        111,545               9.7                    50.5%
         2010                          5,382               0.5                    51.0%
         2011                        177,311              15.4                    66.4%
         2012                          4,037               0.4                    66.8%
         2013                            914               0.1                    66.8%
         2014                        370,768              32.2                    99.1%
         2015 & Thereafter             8,853               0.8                    99.9%
         Vacant                        1,575               0.1                   100.0%
                                   ---------             -----
         TOTAL/ AVERAGE            1,149,789             100.0%
                                   =========             =====

        YEAR ENDING                                     APPROXIMATE % OF TOTAL     ANNUALIZED U/W BASE
       DECEMBER 31,          ANNUALIZED U/W BASE RENT  ANNUALIZED U/W BASE RENT        RENT (PSF)
       ------------          ------------------------  ------------------------        ----------
       2004                    $       124,930                   0.3%                    $73.75
       2005                                  0                   0.0                     $ 0.00
       2006                         10,898,362                  24.6                     $23.89
       2007                                  0                   0.0                     $ 0.00
       2008                            649,553                   1.5                     $56.11
       2009                          4,767,780                  10.8                     $42.74
       2010                            357,368                   0.8                     $66.40
       2011                          7,514,237                  17.0                     $42.38
       2012                            378,400                   0.9                     $93.73
       2013                             47,300                   0.1                     $51.75
       2014                         18,682,891                  42.2                     $50.39
       2015 & Thereafter               843,088                   1.9                     $95.23
       Vacant                                0                   0.0                     $ 0.00
                               ---------------                 -----
       TOTAL/ AVERAGE          $    44,263,909                 100.0%                    $38.50
                               ===============                 =====


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Reserves. The loan documents provide for escrows for real estate taxes, insurance, approved operating expenses and replacement reserves. In addition, at closing, the borrower deposited $9,750,000 into a rollover reserve account related to anticipated re-leasing or renewal costs associated with the lease to J Walter Thompson Company (the "JWT Lease"), expiring August 31, 2006. Prior to February 28, 2004, the renewal notification date under the JWT Lease, the tenant notified the borrower of their intention to renew the lease and the parties are currently negotiating a renewal. If J Walter Thompson does not enter into a renewal or extension of the JWT Lease by January 1, 2005, or approved leases have not been executed with replacement tenants by such date, the borrower is required to deposit up to $550,000 (out of available excess cash flow after payment of debt service, required reserves, operating expenses and required payments under the mezzanine loan) per month for 20 months (up to a total of $11,000,000) to be used for tenant improvement and leasing commissions in connection with the re-leasing of the space occupied by J Walter Thompson.

      At closing, the borrower deposited $5,000,000 into a general rollover reserve, to pay for anticipated re-leasing or renewal costs associated with the lease to EM Warburg Pincus & Co., Inc. (which expires 10/31/09) and other approved leasing expenses at the 237 Park Avenue Property (other than approved leasing expenses in connection with the lease to JWT Lease). If there is less than $5,000,000 on deposit in the general rollover reserve 12 months prior to the expiration of the lease to EM Warburg, the borrower is required to make additional deposits (out of available excess cash flow after payment of debt service, required reserves, operating expenses and required payments under the mezzanine loan) and replenish the general rollover reserve such that there will be at least $5,000,000 on deposit at the expiration of the lease to EM Warburg.

      Additionally, at closing, the borrower deposited (i) $1,190,783 to pay for certain budgeted discretionary and required capital expenditures at the 237 Park Avenue Property, (ii) $1,750,000 to pay for future capital expenditures at the 237 Park Avenue Property, and (iii) $1,691,191 to pay for approved leasing expenses incurred in connection with the leases to Revlon Consumer Products, Washington Mutual Bank, Hale & Hearty Soups and Katz Jewelers.

      Insurance Requirements. The loan documents require the borrower to maintain comprehensive all risk insurance and terrorism insurance. The 237 Park Avenue Property is insured for terrorism damage up to $700,000,000 (inclusive of business interruption and rent loss coverage for an 18-month indemnity period). On future annual renewals, terrorism insurance is required to be maintained subject to premium limits equal to 125% of the aggregate property insurance premiums for the prior year. Pursuant to the loan documents, the borrower is permitted to maintain certain insurance described above under a blanket policy. A major casualty impacting the 237 Park Avenue Property could also impact certain other properties covered by the blanket policy, and as a result, the amount recovered under such blanket policy could be insufficient to permit the borrower either to rebuild the 237 Park Avenue Property or to repay all amounts owing to the trust fund. See "Risk Factors--Property Insurance" and " -- Risks Associated with Blanket Insurance Policies" in the prospectus supplement.

      Lockbox; Sweep of Excess Cash Flow. The loan requires a hard lock box, which is already in place. On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are swept into a lockbox account established under the mezzanine loan described below, unless a "237 Park Cash Trap Period" (defined below) is continuing. During a 237 Park Cash Trap Period, all remaining cash (after payment of debt service, reserves, approved operating expenses and the debt service payment due under the mezzanine loan described below) is required to be deposited into a lender controlled cash collateral account (which amounts are to be held as additional collateral for the 237 Park Avenue Loan). Notwithstanding the foregoing, during a JWT Cash Trap Period (defined below), only a portion of the remaining cash in an amount equal to the JWT Offset Amount (defined below) is deposited into the cash collateral account. A "237 Park Cash Trap Period" will exist if (i) an event of default under the 237 Park Avenue Whole Loan has occurred (and will continue until the event of default has been cured), (ii) as of the last day of any calendar quarter, the DSCR is less than 1.00 (and will continue until the DSCR has been restored to 1.00), or (iii) J Walter Thompson withholds base rent (such withheld base rent is the "JWT Offset Amount") in connection with the dispute regarding real estate tax escalation payments described in "--The Property" above (such period, the "JWT Cash Trap Period"). The JWT Cash Trap Period will continue until such time that J Walter Thompson ceases to offset rent.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Mezzanine Loan. Concurrent with the origination of the 237 Park Avenue Loan, the Originator originated a $30,000,000 mezzanine loan to 237 Park Mezz, L.P., the 99.5% limited partner of the borrower and the 100% owner of the borrower's general partner (the "Senior Borrower GP") secured by a pledge of the equity in the borrower and the Senior Borrower GP. The mezzanine loan has an interest rate of 5.786% and is coterminous with the 237 Park Avenue Loan. As of the cutoff date, the principal balance on the mezzanine loan is $30,000,000. The mezzanine loan is interest-only for 36 months and then amortizes based on a 30-year schedule. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for such mezzanine loan. The mezzanine loan was assigned to Teacher's Insurance and Annuity Association, which entity executed an intercreditor agreement between it and the senior lender. The mezzanine lender has entered into an intercreditor agreement with the mortgagor that provides, among other things, the mezzanine lender with the right to cure a default under the senior loan documents and the right to purchase the senior loan after default.

      Additional Debt. None.

      Permitted Transfers. The 237 Park Avenue Loan permits the release of the air rights above the 237 Park Avenue Property, along with various easements for construction, support and access from the lien of the mortgage in connection with the future development of a residential tower above the 237 Park Avenue Property, subject to the satisfaction of certain conditions, including, among other things: (i) no event of default, (ii) conveyance of the new development to a third-party entity which may be affiliated with the sponsor of the borrower, but in which neither the borrower nor the borrower's general partner own any beneficial interest, (iii) lender's approval of the plans for the construction, design and sales of the new development, (iv) the creation of a separate legally subdivided parcel and a separate tax parcel for the new development and (v) confirmation from the rating agencies that the release will not result in a downgrade or withdrawal of the ratings for the certificates. In connection with the release of the air rights, the borrower may elect to convert the 237 Park Avenue Property to a condominium form of ownership with the 237 Park Avenue Property comprising one condominium unit and the new development comprising one or more condominium units.

      Certain transfers of direct or indirect interests in the borrower are permitted, provided, in most cases, that such transfers do not result in a change in control (in some cases requiring a change of control from certain "Key Principals" identified in the loan agreement) or a change in the day to day management and operation of the 237 Park Avenue Property. In connection with the borrower's transfer to and assumption by a transferee borrower, the loan documents require, among other things, that the borrower deliver a letter from each of the Rating Agencies confirming that such action will not, in and of itself, result in a downgrade or withdrawal of the ratings on the certificates. In connection with the transfer of a direct or indirect interest in the borrower, subject to certain exceptions specified in the related loan agreement, in the event such transfer (i) causes a change in control in the borrower or certain related parties from the "Key Principals" identified in the loan agreement or (ii) results in a control party acquiring a 49% or more direct or indirect interest in the borrower, the loan documents require, among other things, that the borrower deliver a non-consolidation opinion and a letter from each of the Rating Agencies confirming that such action will not, in and of itself, result in a downgrade or withdrawal of the ratings on the certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                            WILLOW WOOD III & IV LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                      ORIGINAL                  CUT-OFF DATE
                                      --------                  ------------
BALANCE:                             $40,000,000                 $40,000,000

% OF POOL BY UPB:                    4.5%

ORIGINATION DATE:                    June 13, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              4.50%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       60 months

AMORTIZATION:                        Interest-only

OWNERSHIP INTEREST:                  Fee simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       July 1, 2008

SPONSOR:                             Richard Kramer

BORROWER:                            RKB Willowwood LLC

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.

CUT-OFF DATE LOAN PSF:               $143

UP-FRONT RESERVES:                   Taxes: $137,473; Insurance: $32,593;
                                     Replacement Reserves: $6,980; Deferred
                                     Maintenance: $81,500; Initial Debt
                                     Service: $155,000

ONGOING/SPRINGING RESERVES:          Ongoing Taxes, Insurance, Replacement
                                     Reserves; Springing Carfax reserve(1)

CASH MANAGEMENT:                     None required

ADDITIONAL SECURED/ MEZZANINE DEBT:  None permitted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Office

PROPERTY LOCATION:                   Fairfax City, Virginia

OCCUPANCY:                           97.3%

OCCUPANCY AS OF DATE:                February 1, 2004

YEAR BUILT:                          1999

YEAR RENOVATED:                      NAP

COLLATERAL:                          The collateral consists of a 279,165 square
                                     foot, five-story, two-building office
                                     complex located in Fairfax, Virginia.
                                     Willow Wood III has 134,530 square feet, and Willow Wood IV has 144,635 square feet, both situated on a single 13.4-acre tract of land.

PROPERTY MANAGEMENT:                 Republic Properties Corporation

APPRAISED VALUE:                     $54,000,000

APPRAISAL VALUE DATES:               April 18, 2003

CUT-OFF DATE LTV:                    74.07%

BALLOON LTV:                         74.07%

U/W NOI:                             $5,075,450

U/W NCF:                             $4,867,720

CURRENT ANNUAL DEBT SERVICE:         $1,825,000

U/W NOI DSCR:                        2.78x

U/W NCF DSCR:                        2.67x
--------------------------------------------------------------------------------

---------------------------------------

(1)   See "Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The sixth largest loan (the "Willow Wood III & IV Loan"), representing approximately 4.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $40,000,000, is a 5-year interest-only loan that has a maturity date of July 1, 2008, and provides for monthly payments of interest. The Willow Wood III & IV Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Willow Wood III & IV property.

      The Borrower. The borrower under the Willow Wood III & IV Loan, RKB Willowwood,LLC, is a Delaware limited liability company that is a special purpose entity sponsored by Richard Kramer.

      The Property. The Willow Wood III & IV property (the "Willow Wood III & IV Property") is a 279,165 sq. ft. Class A office property located in Fairfax City, Virginia. Willow Wood III & IV is comprised of a 279,165 square foot, five-story, two-building office complex. Willow Wood III has 134,530 square feet, and Willow Wood IV has 144,635 square feet, both situated on a single 13.4-acre tract of land. The property is currently 97% leased to 11 tenants.

      Major Tenant Summary. The following table shows certain information regarding the top ten largest office tenants of the Willow Wood III & IV Property :

    TEN LARGEST OFFICE TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)


                                        CREDIT RATING                        % OF TOTAL     ANNUALIZED U/W
             TENANT                 (FITCH/MOODY'S/S&P)(2)   TENANT NRSF        NRSF          BASE RENT
             ------                 ----------------------   -----------        ----          ---------
GSA                                      AAA/Aaa/AAA             92,992         33.3%         $ 2,331,792
Zeta Associates                            NR/NR/NR              84,813         30.4            2,075,121
Carfax                                     NR/NR/NR              37,038         13.3              962,988
ASI Business Solutions                    A-/Baa2/A-             11,501          4.1              299,026
HSBC Mortgage Corp.                      AA-/Aa3/AA-             10,235          3.7              266,110
CALEA                                      NR/NR/NR              10,690          3.8              247,222

American Public Communications             NR/NR/NR               6,105          2.2              155,045
VGS (SAIC)                                 NR/A3/A-               5,534          2.0              143,884
Pulte Homes Corp.                       BBB+/Baa3/BBB-            4,786          1.7              120,368
Architecture & Design                      NR/NR/NR               4,226          1.5              106,622
                                                                -------        -----          -----------
TOTAL/AVERAGE:                                                  267,920         96.0%         $ 6,708,178
                                                                =======        =====          ===========
Remaining Tenants                                                 3,837          1.4               93,968
Vacant                                                            7,408          2.7                    0
                                                                -------        -----          -----------
TOTAL/AVERAGE ALL TENANTS                                       279,165        100.0%         $ 6,802,146
                                                                =======        =====          ===========

                                      % OF TOTAL       ANNUALIZED
                                    ANNUALIZED U/W   U/W BASE RENT
             TENANT                  BASE RENT(3)       (PSF)(4)     LEASE EXPIRATION
             ------                  ------------       --------     ----------------
GSA                                       34.3%          $  25.08        5/1/2009
Zeta Associates                           30.5           $  24.47       8/15/2009
Carfax                                    14.2           $  26.00       11/1/2006
ASI Business Solutions                     4.4           $  26.00        6/1/2009
HSBC Mortgage Corp.                        3.9           $  26.00       12/31/2004
CALEA                                      3.6           $  23.13      12/31/2012,
                                                                        2/28/2013
American Public Communications             2.3           $  25.40       7/20/2009
VGS (SAIC)                                 2.1           $  26.00       6/30/2004
Pulte Homes Corp.                          1.8           $  25.15       10/10/2004
Architecture & Design                      1.6           $  25.23       9/30/2004
                                         -----
TOTAL/AVERAGE:                            98.6%          $  25.04
                                         =====
Remaining Tenants                          1.4           $  24.49
Vacant                                     0.0           $   0.00
                                         -----
TOTAL/AVERAGE ALL TENANTS                100.0%          $  24.37
                                         =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total Annualized U/W Base Rent for all tenants.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation of the leases.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the Willow Wood III & IV Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                          CUMULATIVE % OF
  YEAR ENDING DECEMBER 31,         EXPIRING (NRSF)      % OF TOTAL NRSF      TOTAL NRSF
  ------------------------         ---------------      ---------------      ----------
2004                                       24,781               8.9%              8.9%
2005                                            0               0.0               8.9%
2006                                       37,038              13.3              22.1%
2007                                            0               0.0              22.1%
2008                                            0               0.0              22.1%
2009                                      199,248              71.4              93.5%
2010                                            0               0.0              93.5%
2011                                            0               0.0              93.5%
2012                                          667               0.2              93.8%
2013                                       10,023               3.6              97.3%
2014                                            0               0.0              97.3%
2015 & Thereafter                               0               0.0              97.3%
Vacant                                      7,408               2.7             100.0%
                                          -------             -----
TOTAL/AVERAGE:                            279,165             100.0%
                                          =======             =====

                                   ANNUALIZED U/W      APPROXIMATE % OF TOTAL    ANNUALIZED U/W BASE
  YEAR ENDING DECEMBER 31,            BASE RENT       ANNUALIZED U/W BASE RENT         RENT PSF
  ------------------------            ---------       ------------------------         --------
2004                                  $  636,984                 9.4%                 $    25.70
2005                                           0                 0.0                  $     0.00
2006                                     962,988                14.2                  $    26.00
2007                                           0                 0.0                  $     0.00
2008                                           0                 0.0                  $     0.00
2009                                   4,954,952                72.8                  $    24.87
2010                                           0                 0.0                  $     0.00
2011                                           0                 0.0                  $     0.00
2012                                       6,670                 0.1                  $    10.00
2013                                     240,552                 3.5                  $    24.00
2014                                           0                 0.0                  $     0.00
2015 & Thereafter                              0                 0.0                  $     0.00
Vacant                                         0                 0.0                  $     0.00
                                      ----------               -----
TOTAL/AVERAGE:                        $6,802,146               100.0%                 $    24.37
                                      ==========               =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

      Reserves. The borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and 1/12 of annual insurance premiums into a tax and insurance escrow account, (2) an initial amount of $3,490 into a replacement reserve account, increasing annually to 1/12 of 102.5% of the previous required annual amount and (3) if Carfax fails to exercise its option to renew its lease through November 2011 prior to April 2006, then, on and after May 1, 2006 through and including October 1, 2006, an amount equal to $125,000 for deposit into a tenant improvement and leasing commission reserve account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance with coverage for terrorism.

      Lockbox; Sweep of Excess Cash Flow.  None required.

      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted except trade payables in an amount less than 4% of the loan amount for the Willow Wood III & IV Loan and financing leases and purchase money debt.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of the lender if there is no change in controlling ownership interest of the managing member of the borrower or the guarantor under the Willow Wood III & IV Loan. Additionally, certain transfers are permitted for estate planning purposes.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             HYATT REGENCY DEARBORN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                      ORIGINAL                  CUT-OFF DATE
                                      --------                  ------------
BALANCE:                             $32,500,000                 $32,500,000

% OF POOL BY UPB:                    3.6%

ORIGINATION DATE:                    March [  ], 2004

ORIGINATOR:                          PMCC, LLC

COUPON:                              5.6%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       60 months

AMORTIZATION:                        300 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       April 1, 2009

SPONSOR:                             CNL Hospitality Properties, Inc.

BORROWER:                            Dearborn Hotel Partners, LP

CALL PROTECTION/LOCKOUT:             Prepayment with Yield Maintenance permitted
                                     2 years from the first payment. Freely
                                     prepayable beginning February 1, 2009.

CUT-OFF DATE LOAN/ROOM               42,098

UP-FRONT RESERVES:                   Tax Reserve:  654,301 (1)

ONGOING/SPRINGING RESERVES:          Ongoing Tax; springing reserves for
                                     Insurance and Replacement Reserves(1)

CASH MANAGEMENT:                     Hard (A/B) Lockbox(2)

ADDITIONAL SECURED/ MEZZANINE DEBT:  None permitted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Hotel

PROPERTY LOCATION:                   Dearborn, MI

OCCUPANCY:                           54.7%(3)

OCCUPANCY AS OF DATE:                January 31, 2004

YEAR BUILT:                          1976

YEAR RENOVATED:                      2000

COLLATERAL:                          The collateral consists of a 16 floor,
                                     772-room full service hotel with
                                     approximately 51,400 s.f. of meeting space.

PROPERTY MANAGEMENT:                 Hyatt Corporation

APPRAISED VALUE:                     $70,000,000

APPRAISAL VALUE DATE:                July 21, 2003

CUT-OFF DATE LTV:                    46.43%

BALLOON LTV:                         41.72%

U/W NOI:                             $5,013,439

U/W NCF:                             $3,970,418

CURRENT ANNUAL DEBT SERVICE:         2,418,288

U/W NOI DSCR:                        2.07x

U/W NCF DSCR:                        1.64x
--------------------------------------------------------------------------------

---------------------------------------

(1)   See "Reserves" below.

(2)   See "Lockbox; Sweep of Excess Cash Flow" below.

(3)   Occupancy is an average of the trailing 12 months ending January 31, 2004.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The seventh largest loan (the "Hyatt Regency Dearborn Loan"), representing approximately 3.6% the aggregate principal balance of the pool of mortgage loans as of the cut-off date, has a principal balance as of the cut-off date of $32,500,000. The Hyatt Regency Dearborn Loan is a 60-month balloon loan having a maturity date of April 1, 2009, and provides for monthly payments of principal and interest based on a 25-year amortization schedule. The Hyatt Regency Dearborn Loan is secured by, among other things, a mortgage encumbering the borrower's fee ownership interest in the Hyatt Regency Dearborn Property (the "Hyatt Regency Dearborn Property").

      The Borrower. The borrower under the Hyatt Regency Dearborn Loan is Dearborn Hotel Partners, LP a Delaware limited partnership. The borrower is owned by CNL Hospitality Partners, LP (84.9%), Ford Land Partnership, LP (15.0%), and Dearborn Hotel GP, LLC (0.1%).

      The Property. The Hyatt Regency Dearborn Loan is secured by the property known as The Hyatt Regency Dearborn, which is a 16 story full-service hotel with 772 guest rooms, 5 restaurants/lounges, and approximately 51,400 square feet of meeting space. The Hyatt Regency Dearborn Property is located in Dearborn, approximately 12 miles from Detroit. It is situated within Fairlane, a 2,630-acre mixed-use master planned development constructed by Ford Motor Land Company, which surrounds the Ford Motor Company's World Headquarters Complex.

      Reserves. At origination, $654,301 was funded into a tax reserve, with 1/12 of estimated annual taxes due monthly on an ongoing basis. A springing reserve for insurance is required if the borrower does not maintain insurance as prescribed by the loan documents. In addition, for so long as the hotel manager is directly funding the FFE Fund in accordance with the hotel management agreement, monthly deposits to a replacement reserve will not be required. Otherwise, the borrower will commence making deposits into a replacement reserve for FF&E in an amount per month equal to 1/12 of the amount equal to the greater of (i) the amount required under the hotel management agreement or (ii) 3% of the gross revenue from the Hyatt Regency Dearborn Property for the prior calendar year.

      Insurance Requirements. The borrower and/or Hyatt Corporation, as property manager, is required to maintain insurance on the property including, but not limited to, comprehensive all risk and commercial general liability coverage.

      Lockbox; Sweep of Excess Cash Flow. The Hyatt Regency Dearborn Loan is subject to a cash management agreement, which requires that all rents and profits which would be distributed to the borrower or its affiliate shall be remitted to a lockbox ("A Account") in the name of the borrower (or its affiliate) and controlled by lender. Proceeds will then be forwarded directly to a separate account ("B Account") under the name and control of the borrower (or its affiliate) until the earlier to occur of (i) and event of default, or (ii) the Hyatt Regency Dearborn Property's failure to maintain a 1.30x DSCR based on the trailing 12-month period, each of the aforementioned (a "Sweep Event"). Upon the occurrence of a Sweep Event, all funds will be transferred from the A Account into an account controlled by the lender, and disbursed as set forth in the cash management agreement and the note. In certain cases, a Sweep Event may be cured as more particularly described in the cash management agreement.

      Mezzanine Loan.  None permitted.

      Additional Debt.  None permitted.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of lender so long as following such transfer, the persons responsible for the management and/or control of the Hyatt Regency Dearborn Property and/or borrower remain in legal, beneficial and actual control and management of the Hyatt Regency Dearborn Property. Unless approved by lender, and subject to confirmation that there will be no adverse rating impact, there shall not be permitted any (A) transfer in one or more related transactions of a 49% or greater direct or indirect interest in the borrower or any successive partner, member or limited liability company manager thereof or (B) any direct or indirect change in the management or control of the


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


borrower or any shareholder, general partner, managing member or limited liability company manager; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions, including certain transfers for estate planning purposes.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                         RECHLER INDUSTRIAL PORTFOLIO II

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                      ORIGINAL                  CUT-OFF DATE
                                      --------                  ------------
BALANCE(1)                           $26,700,000                 $26,593,085

% OF POOL BY UPB:                    3.0%

ORIGINATION DATE:                    November 10, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              5.610%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       84 months

AMORTIZATION:                        360 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month.

MATURITY DATE:                       December 1, 2010

SPONSOR:                             Rechler Equity I LLC

BORROWER:                            REP A7 LLC

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.(1)

CUT-OFF DATE LOAN PSF:               $40

UP-FRONT: RESERVES                   Deferred Maintenance: $141,250

ONGOING/SPRINGING RESERVES:          Ongoing Tax and Insurance escrow; Springing
                                     TI/LC and Replacement Reserve escrows(2)

CASH MANAGEMENT:                     Hard Lockbox(3)

ADDITIONAL SECURED/ MEZZANINE DEBT:  None Permitted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTIES TYPE:                     Industrial  buildings

PROPERTIES LOCATION:                 Various

OCCUPANCY:                           89.6%

OCCUPANCY AS OF DATE:                January 29, 2004

YEARS BUILT:                         1961-1998

YEAR RENOVATED                       Various

COLLATERAL:                          The collateral consists of 14 industrial
                                     buildings

PROPERTIES MANAGEMENT:               Rechler Equity Management

AGGREGATE APPRAISED VALUE:           $43,160,000

APPRAISAL VALUE DATE:                November 1, 2003

CUT-OFF DATE LTV:                    61.62%

BALLOON LTV:                         55.48%

U/W NOI:                             $3,689,589

U/W NCF:                             $3,219,166

CURRENT ANNUAL DEBT SERVICE:         $1,841,370

U/W NOI DSCR:                        2.00x

U/W NCF DSCR:                        1.75x
--------------------------------------------------------------------------------

---------------------------------------

(1)   Defeasance is permitted in whole or in part. See "Defeasance" below.

(2)   See "Reserves" below.

(3)   See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The eighth largest loan (the "Rechler Industrial II Loan"), representing approximately 3.0% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, has a principal balance as of the cut-off date of $26,593,085. The Rechler Industrial II Loan is a 7-year balloon loan that has a maturity date of December 1, 2010 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Rechler Industrial II Loan is secured by, among other things, mortgages and security agreements encumbering the borrower's fee ownership interest in the Rechler Industrial II Properties as well as assignments of the borrower's interests in the rents and leases associated with the Rechler Industrial II Properties.

      The Borrower. The borrower under the Rechler Industrial II Loan, REP A7 LLC, is a Delaware limited liability company that is a special purpose entity sponsored by REP II LLC, an affiliate of Rechler Equity LLC, which is majority owned and controlled by members of the Rechler family.

      The Properties. The property securing the Rechler Industrial II Loan (the "Rechler Industrial II Properties") consists of the 14 industrial properties located New York. The borrower has a fee interest in all of the Rechler Industrial II Properties.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Rechler Industrial II Properties:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)


                                   CREDIT RATING                       % OF TOTAL      ANNUALIZED U/W
        TENANT                 (FITCH/MOODY'S/S&P)(2)   TENANT NRSF       NRSF           BASE RENT
        ------                 ----------------------   -----------       ----           ---------
Atkins Nutritional Inc.              NR/NR/NR             106,515        15.9%           $    703,000
Symbol Technologies, Inc.            NR/NR/NR              94,119        14.0                 596,126
Wellchoice Inc.                      NR/NR/NR              33,655         5.0                 533,892
Nortel Networks                      NR/B3/NR              53,335         7.9                 516,277
County of Suffolk                    NR/NR/NR              49,500         7.4                 474,705
Deutsch Relays, Inc.                 NR/NR/NR              36,000         5.4                 383,547
Industrial Fasteners LLC             NR/NR/NR              30,124         4.5                 271,083
Olmstead Savannah Inc.               NR/NR/NR              41,315         6.1                 244,585
PCI Group Inc.                       NR/NR/NR              30,000         4.5                 228,171
Janco Distributors Inc.              NR/NR/NR              23,034         3.4                 155,461
                                                          -------       -----            ------------
TOTAL/AVERAGE:                                            497,597        74.1%           $  4,106,847
                                                          =======       =====            ============
Remaining Tenants                                         104,565        15.6                 798,370
Vacant                                                     69,654        10.4                       0
                                                          -------       -----            ------------
TOTAL/AVERAGE ALL TENANTS                                 671,816       100.0%           $  4,905,217
                                                          =======       =====            ============

                                % OF TOTAL
                               ANNUALIZED U/W      ANNUALIZED U/W
        TENANT                  BASE RENT(3)     BASE RENT (PSF)(4)   LEASE EXPIRATION
        ------                  ------------     ------------------   ----------------
Atkins Nutritional Inc.            14.3%             $ 6.60              1/31/2005
Symbol Technologies, Inc.          12.2              $ 6.33              8/31/2009
Wellchoice Inc.                    10.9              $15.86              6/30/2004
Nortel Networks                    10.5              $ 9.68              6/30/2006
County of Suffolk                   9.7              $ 9.59              10/31/2007
Deutsch Relays, Inc.                7.8              $10.65              11/30/2007
Industrial Fasteners LLC            5.5              $ 9.00              9/30/2008
Olmstead Savannah Inc.              5.0              $ 5.92              11/30/2006
PCI Group Inc.                      4.7              $ 7.61              3/31/2009
Janco Distributors Inc.             3.2              $ 6.75              2/28/2005
                                  -----
TOTAL/AVERAGE:                     83.7%             $ 8.25
                                  =====
Remaining Tenants                  16.3              $ 7.64
Vacant                              0.0              $ 0.00
                                  -----
TOTAL/AVERAGE ALL TENANTS         100.0%             $ 7.30
                                  =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total Annualized U/W Base Rent for all tenants.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation of the leases.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the industrial space at the Rechler Industrial II Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                CUMULATIVE % OF
YEAR ENDING DECEMBER 31,          EXPIRING (NRSF)        % OF TOTAL NRSF           TOTAL SF
------------------------          ---------------        ---------------           --------
2004                                      33,655               5.0%                   5.0%
2005                                     172,299              25.6                   30.7%
2006                                     126,825              18.9                   49.5%
2007                                      85,500              12.7                   62.3%
2008                                      50,164               7.5                   69.7%
2009                                     133,719              19.9                   89.6%
2010                                           0               0.0                   89.6%
2011                                           0               0.0                   89.6%
2012                                           0               0.0                   89.6%
2013                                           0               0.0                   89.6%
2014                                           0               0.0                   89.6%
2015 & Thereafter                              0               0.0                   89.6%
Vacant                                    69,654              10.4                  100.0%
                                         -------             -----
TOTAL/AVERAGE:                           671,816             100.0%
                                         =======             =====

                                   ANNUALIZED U/W BASE    APPROXIMATE % OF     ANNUALIZED U/W
YEAR ENDING DECEMBER 31,                  RENT           TOTAL U/W BASE RENT    BASE RENT PSF
------------------------                  ----           -------------------    -------------
2004                                  $     533,892             10.9%             $ 15.86
2005                                      1,133,070             23.1              $  6.58
2006                                      1,057,407             21.6              $  8.34
2007                                        858,252             17.5              $ 10.04
2008                                        416,699              8.5              $  8.31
2009                                        905,897             18.5              $  6.77
2010                                              0              0.0              $  0.00
2011                                              0              0.0              $  0.00
2012                                              0              0.0              $  0.00
2013                                              0              0.0              $  0.00
2014                                              0              0.0              $  0.00
2015 & Thereafter                                 0              0.0              $  0.00
Vacant                                            0              0.0              $  0.00
                                      -------------            -----
TOTAL/AVERAGE:                        $   4,905,217            100.0%             $  7.30
                                      =============            =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

      Reserves. The borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and 1/12 of annual insurance premiums into a tax and insurance escrow account, (2) if debt service coverage ratio for the 12-month period ending on the last day of the most recent fiscal quarter falls below 1.10x until the debt service coverage ratio for the 12-month period ending on the last day of the 2 most recent fiscal quarters (a "Rechler II Low DSCR Period") is at least 1.10x, an amount equal to 1/12 of the product of (a) $0.50 and (b) the aggregate number of rentable square feet of the Rechler Industrial II Properties into a tenant improvement and leasing commissions reserve account and (3) during a Rechler II Low DSCR Period, an amount equal to 1/12 of the product of (a) $0.20 and (z) the aggregate number of rentable square feet of the Rechler Industrial II Properties into a replacement reserve account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and terrorism insurance in a per-occurrence amount that is no less than the Rechler Industrial II Terrorism Coverage Amount, if and to the extent terrorism such coverage is (i) currently being obtained by prudent owners of real estate in the United States of a similar type and quality and a similar location to the Rechler Industrial II Properties, or (ii) is otherwise available for an annual premium not in excess of, (x) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial II Properties, $112,500, and (y) if borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial II Properties, the product of (A) $112,500 times (B) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial II Properties then remaining as collateral and the denominator of which is $5,399,558.

      The "Rechler Industrial II Terrorism Coverage Amount" means: (i) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial II Properties, $126,970,000, and (ii) if the borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial II Properties, the product of (x) $126,970,000 times (y) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial II Properties then remaining as collateral and the denominator of which is 5,399,558.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to the lockbox account. Funds


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


in excess of the monthly debt service payment and any reserves required as described in "Reserves" above are swept daily from the lockbox account to the borrower.

      Mezzanine Loan. None permitted.

      Additional Debt. None permitted except trade payables in an amount less than 3% of the loan amount for the Rechler Industrial II Loan. Furthermore, the total amount of trade payables, financing leases and purchase money debt may not exceed 5% of the original principal amount of the Rechler Industrial II Loan at any one time.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) certain specified individuals, (b) any entity that is rated at least "BBB-" or "Baa3" by Fitch and Moody's, respectively, meets certain minimum net worth requirements and is regularly engaged in the business (or has a manager or advisor that is) of owning or managing interests in commercial properties which contain at least 5,000,000 square feet of space, or (c) any other entity with respect to which a rating confirmation is received.

      Notwithstanding the foregoing, subject to certain conditions including that the borrower retains in substance all economic benefits of and practical control over the property, the borrower is permitted to convey its present fee interest (but not any reversionary interest) in any Rechler Industrial II Property to the Industrial Development Agency of New York (or a similar governmental authority) and enter into a lease of the property for the purpose of facilitating the granting of economic benefit to the borrower or tenant at that property.

      Alterations. Under the Rechler Industrial II Loan agreement, the borrower is permitted to perform any alterations (other than tenant improvements required under the leases) at any Rechler Industrial II Properties subject to certain conditions and the consent of the mortgagee. If no event of default under the Rechler Industrial II Loan is continuing, the mortgagee may not unreasonably withhold its consent to any proposed alteration.

      Defeasance. On any date after the earlier of the first payment date following (a) the third anniversary of the loan closing date or (b) the second anniversary of the date on which the Rechler Industrial II Loan is securitized, the borrower is permitted to defease the Rechler Industrial II Loan in whole or in part with U.S. Treasuries or other REMIC-eligible securities. Any partial defeasance will be for a portion of the outstanding principal balance of the Rechler Industrial II Loan at least equal to 125% of the allocated loan amount for the Rechler Industrial II Property being released and after the defeasance, the remaining Rechler Industrial II Properties must have a debt service coverage ratio no less than the greater of the debt service coverage ratio at origination or as of the date immediately prior to the release; provided that the debt service coverage ratio may be further reduced by up to 0.05 below the debt service coverage ratio so long as such ratio is greater than the debt service coverage ratio at origination plus 0.15 and in any event, may be further reduced so long as the debt service coverage ratio is equal to or greater than 1.75x.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                         RECHLER INDUSTRIAL PORTFOLIO I

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                      ORIGINAL                  CUT-OFF DATE
                                      --------                  ------------
BALANCE:(1)                          $23,800,000                 $23,697,944


% OF POOL BY UPB:                    2.7%

ORIGINATION DATE:                    November 10, 2003

ORIGINATOR:                          Archon Financial, L.P.

COUPON:                              5.290%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       60 months

AMORTIZATION:                        360 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month.

MATURITY DATE:                       December 1, 2008

SPONSOR:                             Rechler Equity I LLC

BORROWER:                            REP A5 LLC

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.(1)

CUT-OFF DATE LOAN PSF:               $42

UP-FRONT: RESERVES                   Deferred Maintenance $170,825;
                                     Unfunded Obligation $781,235

ONGOING/SPRINGING RESERVES:          Ongoing Tax and Insurance escrow; Springing
                                     TI/LC and Replacement Reserve escrows(2)

CASH MANAGEMENT:                     Hard Lockbox(3)

ADDITIONAL SECURED/ MEZZANINE DEBT:  None permitted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Portfolio

PROPERTIES TYPE:                     Industrial  buildings

PROPERTIES LOCATION:                 Various

OCCUPANCY:                           98.6%

OCCUPANCY AS OF DATE:                January 29, 2004

YEARS BUILT:                         1963-2002

YEARS RENOVATED:                     NAP

COLLATERAL:                          The collateral consists of 15 industrial
                                     buildings

PROPERTIES MANAGEMENT:               Rechler Equity Management

AGGREGATE APPRAISED VALUE:           $38,210,000

APPRAISAL VALUE DATE:                November 1, 2003

CUT-OFF DATE LTV:                    62.02%

BALLOON LTV:                         57.70%

U/W NOI:                             $3,379,341

U/W NCF:                             $2,980,427

CURRENT ANNUAL DEBT SERVICE:         $1,584,177

U/W NOI DSCR:                        2.13x

U/W NCF DSCR:                        1.88x
--------------------------------------------------------------------------------

---------------------------------------

(1)   Defeasance is permitted in whole or in part. See "Defeasance" below.

(2)   See "Reserves" below.

(3)   See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The ninth largest loan (the "Rechler Industrial I Loan"), representing approximately 2.7% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, has a principal balance as of the cut-off date of $23,697,944. The Rechler Industrial I Loan is a 5-year balloon loan that has a maturity date of December 1, 2008 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Rechler Industrial I Loan is secured by, among other things, mortgages and security agreements encumbering the borrower's fee ownership interest in the Rechler Industrial I Properties as well as assignments of the borrower's interests in the rents and leases associated with the Rechler Industrial I Properties.

      The Borrower. The borrower under the Rechler Industrial I Loan, REP A5 LLC, a Delaware limited liability company that is a special purpose entity sponsored by REP I LLC, an affiliate of Rechler Equity LLC, which is majority owned and controlled by members of the Rechler family.

      The Properties. The property securing the Rechler Industrial I Loan (the "Rechler Industrial I Properties") consists of the 15 industrial properties located in New York. The borrower has a fee interest in all of the Rechler Industrial I Properties.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Rechler Industrial I Properties:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)


                                       CREDIT RATING                          % OF TOTAL     ANNUALIZED U/W
         TENANT                    (FITCH/MOODY'S/S&P)(2)    TENANT NRSF         NRSF          BASE RENT
         ------                    ----------------------    -----------         ----          ---------
Wenner Bread Product                     NR/NR/NR                 72,000        12.6%           $   717,869
Fonar Corporation                        NR/NR/NR                 78,240        13.7                571,146
United Biomedical, Inc.                  NR/NR/NR                 40,000         7.0                360,706
Datamedic Corp.                          NR/NR/NR                 35,000         6.1                343,218
Genco Auto Electric Inc.                 NR/NR/NR                 65,000        11.4                292,500
State Farm Insurance Company            AA+/Aa1/AA                20,000         3.5                280,000
IDR Corp AKA Reuters America Inc.        NR/NR/NR                 27,600         4.8                242,101
Schoolwide, Inc.                         NR/NR/NR                 21,600         3.8                168,480
B.I.T. Realty Inc.                       NR/NR/NR                  9,200         1.6                159,980
Summit Laser Products, Inc.              NR/NR/NR                 25,300         4.4                142,295
                                                                 -------       -----            -----------
TOTAL/AVERAGE:                                                   393,940        69.1%           $ 3,278,295
                                                                 =======       =====            ===========
Remaining Tenants                                                160,425        28.2              1,299,766
Vacant                                                            15,478         2.7                      0
                                                                 -------       -----            -----------
TOTAL/AVERAGE ALL TENANTS                                        569,843       100.0%           $ 4,578,061
                                                                 =======       =====            ===========

                                     % OF TOTAL      ANNUALIZED U/W
                                   ANNUALIZED U/W      BASE RENT
         TENANT                     BASE RENT(3)        (PSF)(4)      LEASE EXPIRATION
         ------                     ------------        --------      ----------------
Wenner Bread Product                   15.7%             $   9.97        12/31/2013
Fonar Corporation                      12.5              $   7.30        1/31/2009
United Biomedical, Inc.                 7.9              $   9.02        12/31/2005
Datamedic Corp.                         7.5              $   9.81        12/31/2004
Genco Auto Electric Inc.                6.4              $   4.50        5/31/2014
State Farm Insurance Company            6.1              $  14.00        1/31/2006
IDR Corp AKA Reuters America Inc.       5.3              $   8.77        6/30/2005
Schoolwide, Inc.                        3.7              $   7.80        3/31/2006
B.I.T. Realty Inc.                      3.5              $  17.39        4/30/2013
Summit Laser Products, Inc.             3.1              $   5.62        2/28/2011
                                      -----
TOTAL/AVERAGE:                         71.6%             $   8.32
                                      =====
Remaining Tenants                      28.4              $   8.10
Vacant                                  0.0              $   0.00
                                      -----
TOTAL/AVERAGE ALL TENANTS             100.0%             $   8.03
                                      =====

---------------------------------------

(1)   Annualized U/W Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Percentages based on total Annualized U/W Base Rent for all tenants.

(4) For those tenants with multiple leases, the Annual U/W Base Rent PSF is a weighted average calculation of the leases.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the industrial space at the Rechler Industrial I Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                CUMULATIVE % OF
  YEAR ENDING DECEMBER 31,        EXPIRING (NRSF)        % OF TOTAL NRSF          TOTAL NRSF
  ------------------------        ---------------        ---------------          ----------
2004                                      52,905               9.3%                   9.3%
2005                                      85,501              15.0                   24.3%
2006                                      70,503              12.4                   36.7%
2007                                      29,419               5.2                   41.8%
2008                                      32,336               5.7                   47.5%
2009                                      78,240              13.7                   61.2%
2010                                      14,000               2.5                   63.7%
2011                                      25,300               4.4                   68.1%
2012                                       9,960               1.7                   69.9%
2013                                      91,201              16.0                   85.9%
2014                                      65,000              11.4                   97.3%
2015 & Thereafter                              0               0.0                   97.3%
Vacant                                    15,478               2.7                  100.0%
                                         -------             -----
TOTAL/AVERAGE:                           569,843             100.0%
                                         =======             =====

                                  ANNUALIZED U/W BASE    APPROXIMATE % OF     ANNUALIZED U/W
  YEAR ENDING DECEMBER 31,               RENT           TOTAL U/W BASE RENT    BASE RENT PSF
  ------------------------               ----           -------------------    -------------
2004                                  $    489,622             10.7%              $   9.25
2005                                       726,660             15.9               $   8.50
2006                                       688,553             15.0               $   9.77
2007                                       203,900              4.5               $   6.93
2008                                       228,471              5.0               $   7.07
2009                                       571,146             12.5               $   7.30
2010                                       109,200              2.4               $   7.80
2011                                       142,295              3.1               $   5.62
2012                                       135,080              3.0               $  13.56
2013                                       990,634             21.6               $  10.86
2014                                       292,500              6.4               $   4.50
2015 & Thereafter                                0              0.0               $   0.00
Vacant                                           0              0.0               $   0.00
                                      ------------            -----
TOTAL/AVERAGE:                        $  4,578,061            100.0%              $   8.03
                                      ============            =====

---------------------------------------

(1)   Annualized Underwritten Base Rent excludes vacant space.

      Reserves. The borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and 1/12 of annual insurance premiums into a tax and insurance escrow account, (2) if debt service coverage ratio for the 12-month period ending on the last day of the most recent fiscal quarter falls below 1.14x until the debt service coverage ratio for the 12-month period ending on the last day of the 2 most recent fiscal quarters is at least 1.14x (a "Rechler I Low DSCR Period"), an amount equal to 1/12 of the product of
(a) $0.50 and (b) the aggregate number of rentable square feet of the Rechler Industrial I Properties into a tenant improvement and leasing commissions reserve account and (3) during a Rechler I Low DSCR Period, an amount equal to 1/12 of the product of (a) $0.20 and (z) the aggregate number of rentable square feet of the Rechler Industrial I Properties into a replacement reserve account.

      Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and terrorism insurance in a per-occurrence amount that is no less than the Rechler Industrial I Terrorism Coverage Amount, if and to the extent terrorism such coverage is (i) currently being obtained by prudent owners of real estate in the United States of a similar type and quality and a similar location to the Rechler Industrial I Properties, or (ii) is otherwise available for an annual premium not in excess of, (x) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial I Properties, $112,500, and (y) if borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial I Properties, the product of (A) $112,500 times (B) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial I Properties then remaining as collateral and the denominator of which is $5,399,558.

      The "Rechler Industrial I Terrorism Coverage Amount" means: (i) if the borrower's terrorism insurance is provided under an insurance policy that also covers properties that are not Rechler Industrial I Properties, $126,970,000, and (ii) if the borrower's terrorism insurance is provided under a policy that covers only the Rechler Industrial I Properties, the product of (x) $126,970,000 times (y) a fraction, the numerator of which is the aggregate rentable square footage of the Rechler Industrial I Properties then remaining as collateral and the denominator of which is 5,399,558.

      Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to the lockbox account. Funds


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


in excess of the monthly debt service payment and any reserves required as described in "Reserves" above are swept daily from the lockbox account to the borrower.

      Mezzanine Loan. None permitted.

      Additional Debt. None permitted except trade payables in an amount less than 3% of the loan amount for the Rechler Industrial I Loan. Furthermore, the total amount of trade payables, financing leases and purchase money debt may not exceed 5% of the original principal amount of the Rechler Industrial I Loan at any one time.

      Permitted Transfers. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) certain specified individuals, (b) any entity that is rated at least "BBB-" or "Baa3" by Fitch and Moody's, respectively, meets certain minimum net worth requirements and is regularly engaged in the business (or has a manager or advisor that is) of owning or managing interests in commercial properties which contain at least 5,000,000 square feet of space, or (c) any other entity with respect to which a rating confirmation is received.

      Notwithstanding the foregoing, subject to certain conditions including that the borrower retains in substance all economic benefits of and practical control over the property, the borrower is permitted to convey its present fee interest (but not any reversionary interest) in any Rechler Industrial I Property to the Industrial Development Agency (or a similar governmental authority) of New York and enter into a lease of the property for the purpose of facilitating the granting of economic benefit to the borrower or tenant at that property.

      Alterations. Under the Rechler Industrial I Loan agreement, the borrower is permitted to perform any alterations (other than tenant improvements required under the leases) at any Rechler Industrial I Properties subject to certain conditions and the consent of the mortgagee. If no event of default under the Rechler Industrial I Loan is continuing, the mortgagee may not unreasonably withhold its consent to any proposed alteration.

      Defeasance. On any date after the earlier of the first payment date following (a) the third anniversary of the loan closing date or (b) the second anniversary of the date on which the Rechler Industrial I Loan is securitized, the borrower is permitted to defease the Rechler Industrial I Loan in whole or in part with U.S. Treasuries or other REMIC-eligible securities. Any partial defeasance will be for a portion of the outstanding principal balance of the Rechler Industrial I Loan at least equal to a 125% of the allocated loan amount for the Rechler Industrial I Property being released and after the defeasance, the remaining Rechler Industrial I Properties must have a debt service coverage ratio no less than the greater of the debt service coverage ratio at origination or as of the date immediately prior to the release; provided that the debt service coverage ratio may be further reduced by up to 0.05 below the debt service coverage ratio so long as such ratio is greater than the debt service coverage ratio at origination plus 0.15 and in any event, may be further reduced so long as the debt service coverage ratio is equal to or greater than 1.75x.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                STONERIDGE PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                      ORIGINAL                  CUT-OFF DATE
                                      --------                  ------------
BALANCE:                             $23,700,000                 $23,626,670

% OF POOL BY UPB:                    2.6%

ORIGINATION DATE:                    December 31, 2003

ORIGINATOR:                          PMCC, LLC

COUPON:                              5.58%

INTEREST ACCRUAL:                    Actual / 360

ORIGINAL TERM:                       84 months

AMORTIZATION:                        360 months

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       January 1, 2011

SPONSOR:                             Columbus Realty Investments, Ltd.

BORROWER:                            Morse & Hamilton Limited Partnership

CALL PROTECTION/LOCKOUT:             Lockout/Defeasance only until 3 months
                                     prior to maturity.

CUT-OFF DATE LOAN PSF:               $109

UP-FRONT RESERVES:                   Taxes: $50,243; Drug Emporium: $2,400,000
                                     LOC(1)

ONGOING/SPRINGING RESERVES:          Ongoing Tax; Springing reserves for
                                     Insurance and Replacement Reserves(1)

CASH MANAGEMENT:                     None required

ADDITIONAL SECURED/ MEZZANINE DEBT:  None permitted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset

PROPERTY TYPE:                       Anchored Retail

PROPERTY LOCATION:                   Gahanna, Ohio

OCCUPANCY:                           82.4%(2)

OCCUPANCY AS OF DATE:                December 24, 2003

YEAR BUILT:                          1995-1997

YEAR RENOVATED:                      NAP

COLLATERAL:                          The collateral consists of an anchored
                                     shopping center containing approximately
                                     216,856 square feet of retail space. The center contains approximately 106,819 additional square feet of anchor/outparcel space that is subject to ground leases, which additional improvements are not collateral for the loan. The subject is anchored by a Kroger supermarket and Cinemark Theatre.

PROPERTY MANAGEMENT:                 R.J. Solove and Associates Management, Inc.

APPRAISED VALUE:                     $35,700,000

APPRAISAL VALUE DATE:                November 6, 2003

CUT-OFF DATE LTV:                    66.18%

BALLOON LTV:                         59.49%

U/W NOI:                             $2,909,371

U/W NCF:                             $2,688,089

CURRENT ANNUAL DEBT SERVICE:         $1,629,096

U/W NOI DSCR:                        1.79x

U/W NCF DSCR:                        1.65x
--------------------------------------------------------------------------------

---------------------------------------

(1)   See "Reserves" below.

(2) The center contains approximately 106,819 additional square feet of anchor/outparcel space that is subject to ground leases, which additional improvements are not collateral for the loan. If this square footage were factored into the occupancy calculation, the resulting occupancy for the total center would be approximately 88.2%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The tenth largest loan (the "StoneRidge Plaza Loan"), representing approximately 2.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, with a principal balance as of the cut-off date of $23,626,670, is a 7-year balloon loan that has a maturity date of January 1, 2011 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The StoneRidge Plaza Loan is secured by, among other things, an open-end mortgage and security instrument encumbering the borrower's fee ownership interest in the StoneRidge Plaza Property.

      The Borrower. The borrower under the StoneRidge Plaza Loan, Morse & Hamilton Limited Partnership, is an Ohio limited partnership that is a special purpose entity. A principal of the borrower, Casto Ventures, Ltd., is also the principal of two other borrowers under mortgage loans, collectively representing 4.64% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, that are included in the trust. The mortgaged properties securing these mortgage loans are also anchored by Kroger.

      The Property. The StoneRidge Plaza property (the "StoneRidge Plaza Property") is an approximately 216,856 square foot anchored shopping center. The center contains approximately 106,819 additional square feet of anchor/outparcel space that is subject to ground leases, which additional improvements are not collateral for the loan. The subject is anchored by a Kroger supermarket which pays ground rent to the borrower, and Cinemark Theatre. Other national tenants in occupancy include Blockbuster Video, H&R Block, Radio Shack, Countrywide Loans, and General Nutrition Center.

      Major Tenant Summary. The following table shows certain information regarding the 11 largest tenants of the StoneRidge Plaza Property based on Annualized Base Rent:

           ELEVEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT (1)(2)

                            CREDIT RATING(3)
                             (FITCH/MOODY'S/                                        ANNUALIZED BASE
        TENANT                    S&P)                NRSF          % OF NRSF            RENT
        ------                    ----                ----          ---------            ----
Cinemark 200                       NR                49,786          23.0%            $   584,986
Kroger                        BBB/Baa3/BBB                0           0.0                 256,516
Blockbuster Video                  NR                 6,750           3.1                  89,235
Cap City Diner                     NR                 6,000           2.8                  84,000
Irwin's Hallmark                   NR                 6,000           2.8                  84,000
International Diamond              NR                 4,092           1.9                  74,260
Gentle Wind II                     NR                 4,800           2.2                  73,968
H & R Block                    NR/NR/BBB+             4,500           2.1                  65,250
Pet People                         NR                 4,200           1.9                  60,375
American Red Cross                 NR                 4,800           2.2                  60,000
Cici's Pizza                       NR                 4,800           2.2                  60,000
                                                    -------         -----             -----------
TOTAL/ AVERAGE                                       95,728          44.1%            $ 1,492,590
                                                    =======         =====             ===========
Total Remaining Tenants                              82,914          38.2             $ 1,506,062
Total Vacant Space                                   38,214          17.6                       0
                                                    -------         -----             -----------
TOTAL/ AVERAGE ALL TENANTS                          216,856         100.0%            $ 2,998,652
                                                    =======         =====             ===========

                              % OF TOTAL
                            ANNUALIZED BASE    ANNUALIZED BASE RENT        LEASE
        TENANT                  RENT(4)                (PSF)            EXPIRATION
        ------                  -------                -----            ----------
Cinemark 200                     19.5%            $    11.75            11/30/2015
Kroger                            8.6                   3.25(5)          1/31/2022
Blockbuster Video                 3.0                  13.22            11/30/2005
Cap City Diner                    2.8                  14.00            11/30/2007
Irwin's Hallmark                  2.8                  14.00             3/31/2006
International Diamond             2.5                  18.15             4/30/2007
Gentle Wind II                    2.5                  15.41             3/31/2006
H & R Block                       2.2                  14.50             4/30/2007
Pet People                        2.0                  14.38             3/31/2007
American Red Cross                2.0                  12.50            12/31/2008
Cici's Pizza                      2.0                  12.50             6/30/2013
                                -----             ----------
TOTAL/ AVERAGE                   49.8%            $    15.59(6)
                                =====             ==========
Total Remaining Tenants          50.2             $    18.16(7)
Total Vacant Space                0.0                   0.00
                                -----             ----------
TOTAL/ AVERAGE ALL TENANTS      100.0%            $    13.83
                                =====             ==========

---------------------------------------

(1) All calculations and averages (unless otherwise indicated) are based on a NRSF of approximately 216,856, which excludes the SF attributable to the subject's ground lease tenants (approximately 106,819 SF). The table is based on a rent roll dated 12/24/2003, which rent roll was provided by borrower.

(2)   Annualized Base Rent excludes vacant space.

(3) Certain ratings are those of parent companies whether or not such companies guarantee the lease.

(4)   Percentage based on total Annualized Base Rent for all tenants.

(5)   Calculated based on Kroger's SF of approximately 78,847.

(6)   Calculated based on 95,728 SF, which assumes 0 SF for the Kroger space.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

(7) Calculated based on 82,914 SF, which excludes the SF attributable to ground lease tenants.

      Lease Expiration. The following table shows the lease expiration schedule for the StoneRidge Plaza Property:

                         LEASE EXPIRATION SCHEDULE(1)(2)

                                                                                CUMULATIVE % OF
  YEAR ENDING DECEMBER 31,        EXPIRING (NRSF)        % OF TOTAL NRSF          TOTAL NRSF
  ------------------------        ---------------        ---------------          ----------
2004                                   5,563                     2.6%                  2.6%
2005                                  37,211                    17.2                  19.8%
2006(3)                               23,925                    11.0                  30.8%
2007                                  29,592                    13.6                  44.4%
2008                                  17,700                     8.2                  52.6%
2009                                       0                     0.0                  52.6%
2010(4)                                    0                     0.0                  52.6%
2011                                   7,000                     3.2                  55.8%
2012(5)                                2,975                     1.4                  57.2%
2013                                   4,800                     2.2                  59.4%
2014                                       0                     0.0                  59.4%
2015 & Thereafter(6)                  49,786                    23.0                  82.4%
Vacant(7)                             38,214                    17.6                 100.0%
                                     -------                   -----
TOTAL/AVERAGE:                       216,856                   100.0%
                                     =======                   =====

                                                          APPROXIMATE % OF     ANNUALIZED BASE
  YEAR ENDING DECEMBER 31,        ANNUALIZED BASE RENT     TOTAL BASE RENT        RENT PSF
  ------------------------        --------------------     ---------------        --------
2004                                         83,289                 2.8%          $  14.73
2005                                        500,284                16.7           $  13.44
2006(3)                                     382,327                12.7           $  15.98
2007                                        449,565                15.0           $  15.19
2008                                        256,335                 8.5           $  14.48
2009                                              0                 0.0           $   0.00
2010(4)                                      50,000                 1.7           $    NAP
2011                                         93,500                 3.1           $  13.36
2012(5)                                      93,350                 3.1           $  31.38
2013                                         60,000                 2.0           $  12.50
2014                                              0                 0.0           $   0.00
2015 & Thereafter(6)                      1,030,002                34.3           $  20.69
Vacant(7)                                         0                 0.0           $   0.00
                                         ----------               -----
TOTAL/AVERAGE:                           $2,998,652               100.0%          $  13.83
                                         ==========               =====

---------------------------------------

(1) All calculations and weighted averages are based on a NRSF of approximately 216,856, which excludes the SF attributable to the subject's ground lease tenants (approximately 106,819 SF). The table is based on a rent roll dated 12/24/2003, which rent roll was provided by borrower.

(2)   Annualized Base Rent excludes vacant space.

(3) Base rent calculations include base rent attributable to the Skyline Chili ground lease tenant ($35,000). A square footage of zero was assigned to this tenant, as the improvements are not part of the subject collateral.

(4) The sole tenant expiring in 2010 is the Wendy's ground lease tenant ($50,000). A square footage of zero was assigned to this tenant, as the improvements are not part of the subject collateral.

(5) Base rent calculations include KFC Corp ground lease tenant ($51,700). A square footage of zero was assigned to this tenant, as the improvements are not part of the subject collateral.

(6) Base rent calculations include Max & Erma's, Huntington National Bank, Arby's, Taco Bell and Kroger ground lease tenants ($445,016). A square footage of zero was assigned to these tenants, as the improvements are not part of the subject collateral.

(7) Vacant space includes 27,000 square feet at the StoneRidge Plaza Property that is leased to Drug Emporium. This tenant is currently in bankruptcy and the related premises are currently dark.

      Reserves. At origination $50,243 was funded into a tax reserve, with 1/12 of estimated annual taxes due monthly on an ongoing basis. Additionally, the borrower posted a $2,400,000 Letter of Credit to be held as additional security for the debt until such time as either (i) Drug Emporium, which has previously filed for bankruptcy, reaffirms its existing lease and is in occupancy and paying rent, or (ii) a replacement tenant for the Drug Emporium space is in occupancy and paying rent pursuant to a fully executed lease having terms comparable to those of the Drug Emporium lease (including a term of at least three years and an annual base rent of at least $222,750) and, among other things, lender has received an acceptable estoppel from such tenant. A springing reserve for collection of insurance premiums is required if the borrower does not maintain insurance as prescribed by the loan documents. Springing replacement reserves are required upon the occurrence of (i) an event of default; (ii) lender's determination, based on annual inspections, that the StoneRidge Plaza Property is in need of repairs or is otherwise not well maintained; or (iii) a sale of the StoneRidge Plaza Property.

      Insurance Requirements. The borrower is required to maintain insurance on the property including, but not limited to, comprehensive all risk and commercial general liability coverage. The Mortgaged Property as of the date hereof has terrorism coverage.

      Lockbox; Sweep of Excess Cash Flow.  None required.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted except for advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the StoneRidge Plaza Property not outstanding for more than 60 days from the date incurred in an amount not to exceed 2% of the outstanding principal balance of the Note in the aggregate.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the borrower are permitted without the consent of the lender so long as following such transfer, the persons responsible for the management and/or control of the StoneRidge Plaza Property and/or borrower remain in legal, beneficial and actual control and management of the StoneRidge Plaza Property. Unless approved by lender, and subject to confirmation that there will be no adverse rating impact, there shall not be permitted any (A) transfer in one or more related transactions of a 49% or greater direct or indirect interest in the borrower or any successive partner, member or limited liability company manager thereof or (B) any direct or indirect change in the management or control of the borrower or any shareholder, general partner, managing member or limited liability company manager; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions, including certain transfers for estate planning purposes.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities and Banc of America Securities LLC are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                                        49